SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PACIFIC MERCANTILE BANCORP

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PACIFIC MERCANTILE BANCORP

April 22, 2010

Dear Fellow Shareholder:

The Board of Directors and I would like to extend a cordial invitation to you to attend the Annual Meeting of Shareholders of Pacific Mercantile Bancorp (the “Company”). The Meeting will be held on Tuesday, May 25, 2010, at 2:00 P.M., Pacific Time, at the Fairmont Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660.

The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted on at the meeting. We also will discuss the operations of the Company and Pacific Mercantile Bank, our wholly-owned subsidiary. Your participation in Company activities is important, and we hope you will attend.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You will be able to vote your shares over the Internet, by telephone or by completing a proxy and returning it by mail. Please review the instructions with respect to your voting options described in the accompanying Proxy Statement.

Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.

Whether or not you plan to attend the meeting, please be sure to vote over the Internet, by telephone or by completing, signing, dating and returning the enclosed proxy card in the accompanying postage-paid reply envelope, so that your shares may be voted in accordance with your wishes. Voting by one of these methods will not prevent you from voting in person if you choose to attend the Annual Meeting.

Sincerely,

Raymond E. Dellerba
President and Chief Executive Officer

949 South Coast Drive, Third Floor, Costa Mesa, California 92626 (714) 438-2500

PACIFIC MERCANTILE BANCORP

949 South Coast Drive, Third Floor

Costa Mesa, California 92626

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 25, 2010

NOTICE TO THE SHAREHOLDERS OF PACIFIC MERCANTILE BANCORP:

The 2010 Annual Meeting of Shareholders of Pacific Mercantile Bancorp (the “Company”) will be held at the Fairmont Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, on Tuesday, May 25, 2010, at 2:00 P.M., Pacific Time, for the following purposes:

1.	Election of Directors. To elect the following nine nominees to serve as the Company’s directors until the 2011 Annual Meeting of Shareholders and until their successors are elected and have qualified:

George H. Wells	Warren T. Finley	Matthew F. Schafnitz
Raymond E. Dellerba	Andrew M. Phillips	John Thomas, M.D.
George L. Argyros	Dr. Gordon Rausser	Gary M. Williams

2.	Approval of 2010 Equity Incentive Plan. To approve the 2010 Equity Incentive Plan which will increase, by 400,000 shares, the shares of common stock that are available for the grant of stock options, restricted shares or stock appreciation rights (“SARs”) to officers, employees and directors of the Company and its subsidiaries and which will consolidate the Company’s existing stock option and incentive plans into a single stock incentive plan, as described in the accompanying Proxy Statement.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 29, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card and a copy of our 2009 Annual Report to Shareholders, and by notifying you of the availability of those proxy materials on the Internet at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4055039&GKP=203263. In order to protect the privacy of our shareholders, that website does not have “cookies” or other tracking features that would make it possible to identify visitors to the website.

By order of the Board of Directors

April 22, 2010	Raymond E. Dellerba
President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on Tuesday, May 25, 2010.

This Proxy Statement, the proxy card and our Annual Report to Shareholders for fiscal year 2009 are available online at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4055039&GKP=203263.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU SHOULD VOTE YOUR SHARES BY ONE OF THE METHODS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. By doing so, you will be assured that your vote will be counted and it will not prevent you from voting in person if you choose to attend the Annual Meeting.

PACIFIC MERCANTILE BANCORP

949 South Coast Drive, Third Floor

Costa Mesa, California 92626

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held at 2:00 P.M., Pacific Time, May 25, 2010

INTRODUCTION

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of Pacific Mercantile Bancorp, a California corporation (the “Company”), for use at the 2010 Annual Meeting of Shareholders, which will be held on Tuesday, May 25, 2010, at 2:00 P.M., Pacific Time, at the Fairmont Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 22, 2010.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.

Some shareholders may have their shares registered in different names or hold shares in different capacities. For example, a shareholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. If, in that event, you want all of your votes to be counted, please be sure to vote in each of those capacities.

Who May Vote?

If you were a holder of shares of common stock, or of any shares of our Series A Convertible 10% Cumulative Preferred Stock (“Series A Preferred Stock” or “Series A Shares”) on the records of the Company at the close of business on March 29, 2010 (the “Record Date”), you may vote at the 2010 Annual Meeting. On that day, a total of 11,552,150 shares of our common stock were entitled to be voted, which are comprised of (i) 10,434,665 shares of our common stock that were outstanding on that date, and (ii) 1,117,485 shares of common stock which may be acquired upon conversion of 85,500 shares of our Series A Preferred Stock that were outstanding on the Record Date.

How Many Votes Do I Have?

Each share of common stock (including those which may be acquired on conversion of the Series A Shares) is entitled to one vote; except that if any shareholder in attendance at the Annual Meeting announces, prior to the voting, an intention to cumulate votes in the election of directors, then all shareholders will be entitled to cumulate votes in that election. In an election of directors held by cumulative voting, each shareholder is entitled to cast a number of votes that is equal to the number of directors to be elected (which at this Annual Meeting will be nine), multiplied by the number of shares which the shareholder is entitled to vote at the Meeting, and to cast all of those votes for a single nominee or to distribute them among any number or all of the nominees in such proportions as the shareholder may choose.

In order to vote, you must do one of the following: (i) complete, date and sign and then return the enclosed proxy card with voting instructions to the Company, (ii) vote by telephone or over the Internet in accordance with the instructions set forth in the proxy card, (iii) give another person your proxy empowering that person to vote your shares for you, or (iv) attend the Annual Meeting and vote your shares in person. The Board of Directors requests that you complete, sign and return the enclosed proxy card or vote by telephone or over the Internet to assure that your vote will be counted. Voting in this manner will not prevent you from voting in person if you choose to attend the Annual Meeting.

How Will The Board Vote My Proxy?

If you grant us your proxy to vote your shares (whether by executing and returning a proxy card to us by mail or by means of the telephone or over the Internet), and you do not revoke that proxy, prior to the Annual Meeting, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted “FOR” the election of the Directors nominated by the Board and “FOR” approval of the 2010 Equity Incentive Plan.

If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your shares are held in a brokerage account or by a nominee, please read the information below under caption “Voting Shares Held by Brokers, Banks and Other Nominees” and “Required Vote” regarding how your shares may be voted.

How Do I Vote?

Voting by Proxy Card. Shareholders may complete, sign and date and return their proxy cards in the postage-prepaid return envelope provided. If you sign and return your proxy card without indicating how you want your shares to be voted, your proxy will be voted as recommended by the Board of Directors (except as described below, for shares held by brokers, banks and other nominees). If you forget to sign you proxy card, your shares cannot be voted. However, if you sign your proxy card but forget to date it, your shares will still be voted as you have directed. You should, however, date your proxy card, as well as sign it.

Voting by Telephone. Shareholders may vote by proxy via the telephone by calling, toll-free, 1-800-652-VOTE (8683). Telephone voting is available 24 hours a day and will be accessible, until 1:00 a.m., Central Time, on May 25, 2010. Our telephone voting procedures are designed to authenticate shareholders by using individual control numbers, which are located on your proxy card. If you vote by telephone, you do not need to return your proxy card.

Voting over the Internet. Shareholders also may vote by proxy over the Internet by following the instructions provided at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4055039&GKP=203263. Internet voting is available 24 hours a day and will be accessible, until 1:00 a.m., Central Time, on May 25, 2010. The Internet voting procedures are designed to authenticate shareholders by using individual control numbers, which are located on your proxy card. If you vote over the Internet, you do not need to return your proxy card.

Voting In Person at the Annual Meeting. In the alternative, you may attend the Annual Meeting and vote in person. However, if your shares are held in a brokerage account or by a nominee holder, you will need to obtain a proxy from the broker or nominee holder that will entitle you to vote your shares in person at the Annual Meeting.

Voting Shares Held by Brokers, Banks and Other Nominees

If you hold your shares of common stock in a broker, bank or nominee account, you are the “beneficial owner” of those shares, holding them in “street name.” In order to vote your shares, you must give voting instructions to your broker, bank or other intermediary who is the “nominee holder” of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our common stock. Proxies that are returned to us by brokers, banks or other nominee holders on your behalf will count toward a quorum and will be voted in accordance with the voting instructions you have sent to your broker or bank or other nominee holder. If you fail to provide voting instructions to your broker or other nominee, your shares will not be voted.

Vote Required

Quorum Requirement. Our Bylaws require that a quorum — that is, the holders of a majority of all of the shares entitled to vote at the Annual Meeting — be present, in person or by proxy, before any business may be transacted at the Meeting (other than adjourning the Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

Election of Directors. A plurality of the votes cast is required for the election of Directors. The nine nominees for election to the Board who receive the highest number of votes cast will be elected and, as a result, any shares voted to “Withhold Authority” will not have any effect on the outcome of the election. Any broker non-votes, which relate to shares for which “street” or “nominee” holders do not obtain voting instructions from the beneficial holders and cannot or do not choose to vote the shares on a discretionary basis, are not counted as votes cast and, therefore, also will have no effect on the outcome of the election. However, shares voted to Withhold Authority and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

How Can I Revoke My Proxy?

If you are a registered owner and have given us your proxy (whether by mail, by telephone or over the Internet), you may change your vote by revoking your proxy by means of any one of the following actions:

•

Sending a written notice to revoke your proxy to the Secretary of the Company, at 949 South Coast Drive, Suite 300, Costa Mesa, California 92626. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences.

•

Giving us another proxy (by mail, by telephone or over the Internet) at a later date than your prior proxy. To be effective, that later dated proxy must be received by the Company before the Annual Meeting commences. If you fail to date or to sign that proxy, however, it will not be treated as a revocation of an earlier dated proxy.

•	Attending the Annual Meeting and voting in person or by proxy in a manner different that the instructions contained in your earlier proxy.

However, if your shares are held by a broker or other nominee holder, you will need to contact your broker or the nominee holder if you wish to revoke your proxy or voting instructions that you previously gave to your broker or other nominee holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is certain information, as of March 29, 2010, regarding the shares of our common stock that were owned, beneficially, or which could be acquired on conversion of Series A Preferred Shares, by (i) each person who we know owns 5% or more of the outstanding shares, (ii) each incumbent director and each nominee for director, (iii) each of the current executive officers of the Company who are named in the Summary Compensation Table (the “Named Executive Officers”), and (iv) all of the current directors, nominees for director and Named Executive Officers as a group.

Name	Number of Common Shares Owned Beneficially(1)		Common Shares into which Series A Preferred Stock is convertible(2)		Total Number of Shares Owned Beneficially(1)(2)		Percent of Outstanding Shares(3)
First Manhattan Co.	912,765	(4)	—		912,765		7.9%
437 Madison Avenue, New York, NY 10022
Raymond E. Dellerba	728,890	(5)(6)	—		728,890	(5)(6)	6.1%
George L. Argyros	10,000		653,500		663,500		5.7%
John Thomas, M.D.	168,656	(5)	—		168,656	(5)	1.5%
George H. Wells	139,812	(5)(7)	—		139,812	(5)(7)	1.2%
Warren T. Finley	129,406	(5)(8)	—		129,406	(5)(8)	1.1%
Gary M. Williams	85,544	(5)(9)	—		85,544	(5)(9)	*
Andrew M. Phillips	—		32,675		32,675		*
Matthew F. Schafnitz	15,878	(5)(10)	13,070		28,948	(5)(10)	*
Dr. Gordon Rausser	48,000		—		48,000		*
Nancy A. Gray	42,016	(5)	—		42,016	(5)	*
Robert W. Bartlett	10,000	(5)	—		10,000		*
All directors, nominees and officers as a group (11 persons)	1,378,202	(11)	699,245	(12)	2,077,447		17.0%

*	Represents less than 1% of the outstanding shares.

(1)	A person is deemed to own shares beneficially if that person has, either alone or with others, the power to vote or dispose of such shares. For this purpose, shares of common stock subject to options that are exercisable or will become exercisable on or before May 28, 2010 are deemed outstanding for purposes of computing the number of shares beneficially owned by, and the percentage ownership of, the person holding such options, but not for computing the percentage ownership of any other shareholder. Except as otherwise indicated below and except for the effect of community property laws, the persons listed in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)	Each share of Series A Preferred Stock that was outstanding on March 29, 2010 was convertible into 13.07 shares of common stock and each holder of shares of Series A Preferred Stock is deemed to beneficially own the shares of common stock into which such Series A Shares are convertible. As of March 29, 2010, Messrs. Argyros, Phillips and Schafnitz owned 50,000 shares, 2,500 shares and 1,000 shares, respectively of the Company’s Series A Preferred Stock, which are convertible into 635,500 shares, 32,675 shares and 13,070 shares of common stock, respectively.

(3)	For purposes of determining each percentage set forth in this column, the number of shares deemed to be outstanding was the sum of (i) the 10,434,665 shares of common stock that were outstanding on March 29, 2010, (ii) a total of 1,117,485 shares of common stock into which the outstanding shares of Series A Preferred Stock were convertible on March 29, 2010, and (iii) the respective number of shares of common stock, if any, which the persons named in the table could acquire on exercise of stock options on or before May 28, 2010.

(4)	According to a report filed by First Manhattan Co. with the Securities and Exchange Commission (the “SEC”), First Manhattan holds sole voting power and dispositive power with respect to 56,300 of these shares, shares voting power with respect to 706,453 of these shares, and shares dispositive power with respect to 856,465 of these shares.

(5)	Includes the following numbers of shares that may be purchased on exercise of stock options on or before May 28, 2010: Mr. Dellerba – 446,770 shares; Dr. Thomas – 17,000; Mr. Wells – 95,000 shares; Mr. Finley – 40,000; Mr. Williams – 6,087 shares; Mr. Schafnitz – 3,003 shares; Ms. Gray – 40,116 shares; and Mr. Bartlett – 10,000 shares.

(6)	Does not include and Mr. Dellerba disclaims beneficial ownership of 5,000 shares owned by other family members.

(7)	Includes 2,000 shares owned jointly by Mr. Wells and his spouse, but does not include and Mr. Wells disclaims beneficial ownership of 76,000 shares owned by his spouse.

(8)	Includes 1,250 shares of 2,500 held in a trust of which Mr. Finley is a trustee. Does not include and Mr. Finley disclaims beneficial ownership of the other 1,250 shares held in that trust and 72,834 shares which are owned by family members (not residing with him).

(9)	Includes 12,500 shares owned by Garcher Enterprises Inc., of which Mr. Williams is a co-owner and the CEO.

(10)	Includes 9,500 shares owned Mr. Schafnitz’s spouse.

(11)	Includes a total of 657,976 shares that may be acquired on exercise of stock options on or before May 28, 2010, but excludes shares of common stock as to which directors or officers have disclaimed beneficial ownership, as described in the above footnotes.

(12)	Represents the total number of shares of common stock into which the shares of Series A Preferred Stock owned by the named officers or directors as of March 29, 2010 were convertible.

ELECTION OF DIRECTORS

(Proposal No. 1)

Size of Board

Our bylaws provide that the authorized number of directors shall not be less than 5 nor more than 9 with the exact number of directors, within that range, to be fixed from time to time by resolution of the Board of Directors. The authorized number of directors is currently fixed at 8 and the Board is currently composed of 8 directors. As discussed below, the Board has nominated the 9 candidates for election to the Board of Directors at the upcoming Annual Meeting. As a result, if those nine nominees are elected at the Annual Meeting, the authorized number of directors will be increased to 9.

Nominees

Our Board of Directors has nominated the nine individuals named below for election to the Board for a term of one year ending at the 2011 Annual Meeting of Shareholders and until their successors are elected and qualify to serve. Each of those nominees has consented to serve as a director, if elected at the upcoming Annual Meeting. Eight of the nine nominees are currently directors and have qualified to serve, if elected, as directors for the ensuing year. Six of the nine nominees were elected to the Board at the 2009 Annual Meeting of Shareholders held in April 2009. Mr. Argyros was elected to the Board in March 2010 and Mr. Phillips was elected to the Board in April 2010, in each case by unanimous vote of the incumbent directors.

The Board of Directors also has nominated Dr. Gordon Rausser, who is not currently a director, as one of the Board’s nine nominees for election at the upcoming Annual Meeting. If he is elected as a Director at the upcoming Annual Meeting, his service as a director will commence on the date that is the later of the date of the Annual Meeting or the date that all regulatory requirements for his service on the Board have been met, at which time the authorized number of the Company’s directors will be increased from 8 to 9. The Company has no reason to believe that those regulatory requirements will not be met.

Name of Nominee	Age	Director Since
George H. Wells	75	1999	(1)
Raymond E. Dellerba	62	1999	(1)
George L. Argyros	73	2010
Warren T. Finley	78	1999	(1)
Andrew Phillips	52	2010
Dr. Gordon Rausser	63	—
Matthew F. Schafnitz	66	2008
John Thomas, M.D.	60	1999	(1)
Gary M. Williams	57	2007

(1)	The Bank was organized and commenced its operations, and each of these individuals became directors of the Bank, in 1999. The Company was organized in 2000 to become the holding company for the Bank, at which time each of these individuals also became directors of the Company.

Vote Required and Recommendation of the Board of Directors

Unless otherwise instructed, the persons who are named as the proxy holders on the enclosed proxy card intend to vote the proxies received by them for the election of all nine of these nominees. If, prior to the Meeting, any nominee of the Board of Directors becomes unavailable to serve as a director, the proxy holders will vote the proxies received by them for the election of any substitute nominee selected by the Board of Directors. The Company has no reason to believe that any of the nominees will become unable to serve.

Under California law, the nine nominees receiving the highest number of votes cast in the election of Directors will be elected to serve as Directors of the Company for the ensuing year. As a result, shares as to which authority to vote is withheld, which will be counted, and any broker non-votes, which will not be counted except for quorum purposes, will have no effect on the outcome of the election of directors.

If any record shareholder gives notice at the Annual Meeting of his or her intention to cumulate votes in the election of Directors, the proxy holders will have the discretion to allocate and cast the votes represented by each of the proxies they hold among the above-named nominees for whom authority to vote has not been withheld, in such proportions as the proxy holders deem appropriate in order to elect as many of those nominees as is possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Set forth below is information relating to the principal occupations, recent business experience and qualifications of each of the nominees selected by the Board of Directors for election to the Company’s Board of Directors at the Annual Meeting.

George H. Wells has served as the Chairman of the Board and a Director of the Company and the Bank since the respective dates of their inception. Mr. Wells is a private investor. Mr. Wells was a founding director of Eldorado Bank in 1972, which was also based in Orange County, California, and served as Chairman of the Board of Directors of that bank and of its parent holding company, Eldorado Bancorp, from 1979 to 1997, when Eldorado Bank was sold. Prior to becoming a private investor, Mr. Wells held various executive positions with, including Chairman, President, Treasurer and Chief Financial Officer of, Technology Marketing Incorporated, a publicly traded computer development services and software company. Mr. Wells brings extensive banking experience to the Board by reason of his many years of service as outside Chairman and a director of Eldorado Bancorp and of the Company and the Bank. He also is familiar with and well known in the Orange County business community, which represents a significant market for us. In addition, he was the founder and served as a Chief Executive Officer and Chief Financial Officer of a public company and, as a result, is familiar with risk management and financial reporting issues, which qualifies him to serve as a member of the Board and the Company’s Audit Committee.

Raymond E. Dellerba has been the President, Chief Executive Officer and a Director of the Company and the Bank since the respective dates of their inception, in 1999 and 2000. Mr. Dellerba also served as the President, Chief Operating Officer and a director of Eldorado Bank, and Executive Vice President and a director of its parent holding company, Eldorado Bancorp, from February 1993 to 1997. Mr. Dellerba has more than 30 years of experience as a banking executive, primarily in Southern California and is familiar not only with the Orange County, but also the Los Angeles County, banking and financial services markets, which represent the bank’s two largest markets. Moreover, Mr. Dellerba brings extensive leadership and community banking experience to our Board. In addition, as the chief executive officer of the Company and the Bank, he provides valuable insight and guidance on the issues of corporate strategy and risk management.

George L. Argyros was elected as a director in April 2010 by the unanimous vote of the other members of the Board. Mr. Argyros is the Chairman and Chief Executive Officer of Arnel & Affiliates, a diversified investment company. He was the U.S. Ambassador to Spain and Andorra from 2001 to 2004. He currently serves as a director of First American Corporation, one of the largest title insurance companies in the United States, and DST Systems, Inc., a provider of sophisticated information processing, computer software services and business solutions to the financial services, communications, and healthcare industries. He also is familiar with and well known in the Orange County business community. Moreover, as a result of his extensive experience as a real estate developer and investor, Mr. Argyros provides us with insight into ways in which we can improve the services we provide to many of our loan and deposit customers and is able to evaluate the risks associated with real estate loans presented to us for approval and funding.

Warren T. Finley has served as a Director of the Company and the Bank since the respective dates of their inception in 1999 and 2000. Mr. Finley is and for more than the past 30 years has been engaged in the private practice of law in Orange County. Mr. Finley also served as a director and a member of the audit committee of Eldorado Bank and its parent holding company, Eldorado Bancorp, from 1972 to 1997. As a result, Mr. Finley has extensive community banking experience in Orange County, which is one of our significant markets. Prior to becoming a lawyer, Mr. Finley was a certified public accountant who was employed as an accountant at Price Waterhouse & Co. As a result of his accounting experience, Mr. Finley is familiar with financial reporting requirements and financial issues, making him an effective member of Audit Committee, of which he is the Chairman.

Andrew M. Phillips was elected as a director of the Company and the Bank in April 2010 by the unanimous vote of the other members of the Board. Mr. Phillips is the founder and President of CardFlex, Inc. Mr. Phillips also has owned and operated several payment-processing companies, including CheckRite, a check recovery franchise, Integrated Transaction Services, a full-service processing independent sales organization that specialized in electronic benefits transfers, and Payment Resources International, one of the pioneers in the rapidly expanding field of Internet payment systems. His technological expertise has enabled him to develop some of the financial services industry’s leading processing technologies, including Transaction Central™, a Web-based credit card and an ACH (Automated Clearing House) terminal that features all the functionality of an electronic countertop terminal. As a result, Mr. Phillips brings a wealth of knowledge regarding payment processing services which are valuable to us in understanding and meeting the needs of our business customers for such services.

Gordon Rausser is, and since 1986 has been, the Robert Gordon Sproul Distinguished Professor at the University of California Berkeley. Dr. Rausser also has assumed a wide array of leadership positions at UC Berkeley, including serving on the UC Berkeley Board of Trustees, from 1994 to 2001, and as the Dean of the College of Natural Resources from 1998 to 2000. He also has held a professorship in economics and statistics at Harvard University, where he won the Faculty Excellence in Teaching Award in 1978. Dr. Rausser also served, from 1888 to 1990, as the Chief Economist of the U.S. Agency for International Development, and from 1986 to 1987 as Senior Economist on the President’s Council of Economic Advisors. Dr. Rausser has been elected a fellow of the American Agricultural Economics Association (AAEA), the American Statistical Association and the American Association for the Advancement of Science. His broad research interests focus on contract markets, including the application of risk management frameworks to contract markets, public policy, economic regulation, political economy, environmental and natural resource economics, applied econometrics and statistical decision theory. Dr. Rausser also serves as Chairman of the Board of Onpoint Analytics, an economic and financial consulting firm. Dr. Rausser’s economic research has won him numerous national awards, including the AAEA Quality of Research Discovery Award in 2001 and the USDA Secretary of Agriculture Award in 2000. Dr. Rausser is a frequent commentator on national radio and television and an active advisor on public policy issues to business and political leaders in many parts of the world. Dr. Rausser brings to the Board extensive knowledge with respect to economic policies and issues that impact the Company’s business and considerable insight into risk management issues as well as knowledge regarding the formulation and operation of risk management systems.

Matthew F. Schafnitz has been a member of the Boards of Directors of the Company and the Bank since March 2008. Mr. Schafnitz is a founder and the Chief Executive Officer of Signature Insurance Group (formerly, Brakke-Schafnitz Insurance), which is one of Southern California’s largest independently owned insurance brokerage firms, with offices in Orange County and in the cities of Los Angeles, Palm Springs and Sacramento, California. Signature Insurance Group represents a number of national and international insurers that issue comprehensive lines of commercial and personal insurance. As a result, Mr. Schafnitz is knowledgeable about the business communities in our Orange County and Los Angeles County markets and has extensive managerial experience that comes from his leadership in successfully growing Signature Insurance Group from a local insurance agency to one of the largest independently owned insurance brokerage firms in Southern California and expanding its business into other regional markets. As a result, Mr. Schafnitz is able to provide valuable insights with respect to the implementation of and the management of risks presented by growth strategies.

John Thomas, M.D. has served as a Director of the Company and the Bank since the respective dates of their inception. Dr. Thomas is a licensed physician who is, and for more than the past 16 years has been, engaged in the private practice of medicine, specializing in Radiation Oncology. He also serves as, and for more than the past 9 years has been, the Medical Director of the Red Bluff Tumor Institute, which he founded and has grown into a leading provider of specialty medical services. He is a Diplomate and Fellow of the American Board of Radiology, a Fellow of the American College of Radiation Oncology, and a member of the Standards Committee for the American College of Radiation Oncology. He brings his managerial experience, gained from founding, managing and growing his Tumor Institute, which has enabled him to provide valuable insights about how we can better serve our smaller business customers, which include medical practices and medical service providers.

Gary M. Williams has been a member of the Company’s Board of Directors since July 2007. He also has been a member of the Bank’s Board of Directors since February 2007. Mr. Williams is, and since 1992 has been, one of the co-owners and the CEO of Garcher Enterprises Inc., which owns the area franchise rights for all Mail Boxes Etc. locations and UPS stores in Los Angeles, Orange and San Diego Counties in California, overseeing a total 257 stores in that three-county area. From 1987 until 1992, Mr. Williams was the President of Mail Boxes Coast to Coast, a publicly traded company that owned the Mail Boxes Etc. area franchise rights for New York City and Queens, and for Nassau and Suffolk Counties, in New York. As a result, Mr. Williams has extensive leadership and managerial experience which enables him to provide valuable insights into how to manage risk in a business environment. As a franchisor, moreover, he has developed extensive knowledge about the operations and financial needs of smaller businesses and that knowledge has been particularly valuable to us in growing our SBA loan business.

There are no family relationships among any of the officers or directors of the Company.

THE BOARD OF DIRECTORS

The Role of the Board of Directors

In accordance with our Bylaws and California law, the Board of Directors oversees the management of the business and affairs of the Company. With the exception of Mr. Argyros, the members of the Board also are members of the Board of Directors of the Bank, which accounts for substantially all of the Company’s consolidated operating results. The members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and the Bank, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.

During 2009, the Board of Directors of the Company held a total of 11 meetings and each director attended at least 75% of the total number of those meetings and the meetings of the Board committees on which he served during his term of office as a director in 2009.

As reflected in our Corporate Governance Guidelines discussed in greater detail below, our Board members are encouraged to prepare for and attend all Board of Director and shareholder meetings and the meetings of the Board committees on which they are members. All of the members of the Board who were directors or nominees standing for election to the Board at the time of the 2009 Annual Meeting of Shareholders attended that meeting.

Director Independence and Composition and Structure of the Board

The Board has determined that, with the exception of Messrs. Dellerba and Argyos, all of its members, including its Chairman, George H. Wells, are independent under the definition of independence set forth in NASDAQ’s listed company rules. In reaching this conclusion, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company or the Bank, on the one hand, and each of the non-management directors, on the other hand. The Board determined that any such relationships that now exist, or may have existed in the past, between the Company or the Bank and any of the non-management directors who were determined to be independent have had no material effect on their independence. In addition, all of the members of the standing committees of the Board are independent directors and all of the members of the Audit Committee also meet the enhanced independence requirements set forth in Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

Term of Office of Directors

All of our directors are elected at each annual meeting of shareholders for a term of one year and until their respective successors are elected and qualify to serve on the Board. If a vacancy occurs in any Board position between annual meetings, the Board may fill the vacancy by electing a new director to that position. The Board may also create a new director position and elect a director to hold the newly created position for a term ending at the next annual meeting of shareholders.

Communications with the Board

Shareholders interested in communicating with the non-management directors as a group may do so by writing to the Chairman of the Board of Directors, c/o Corporate Secretary, Pacific Mercantile Bancorp, 949 South Coast Drive, Suite 300, Costa Mesa, California 92626. The Corporate Secretary will review and forward to the appropriate members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by that Committee.

Corporate Governance Guidelines

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their oversight duty. Our Board has adopted corporate governance guidelines (the “Governance Guidelines”), which include a number of the practices and policies under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the requirements under NASDAQ’s listed company rules and the Sarbanes-Oxley Act of 2002.

Some of the principal subjects covered by our Governance Guidelines include:

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Director Qualifications, which include a Board candidate’s independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to Board responsibilities.

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Responsibilities of Directors, including acting in the best interests of all shareholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending Board and Board committee meetings; and providing active, objective and constructive participation at those meetings.

•

Director Access to management and, as necessary and appropriate, independent advisors, including encouraging presentations to the Board from the officers responsible for functional areas of our business and from outside consultants who are engaged to conduct periodic reviews of various aspects of the Company’s operations or the quality of certain of the Company’s assets, such as the loan portfolio.

•	Maintaining Adequate Funding to retain independent advisors for the Board, and also for its standing committees as the members of those committees deem to be necessary or appropriate.

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Director Orientation and Continuing Education, including programs to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts of interest policies, code of business conduct and corporate governance guidelines. In addition, each director is expected to participate in continuing education programs relating to developments in the Company’s business and in corporate governance.

•	Annual Performance Evaluation of the Board, including an annual self-assessment of the Board’s performance as well as the performance of each Board committee.

•	Regularly Scheduled Executive Sessions, without management, are to be held by the Board and by the Audit Committee, which meets separately with the Company’s outside auditors.

Code of Business Conduct

We have adopted a Code of Business Conduct for our officers and employees that also includes specific ethical policies and principles that apply to our Chief Executive Officer, Chief Financial Officer, the Bank’s Chief Operating Officer and other key accounting and financial personnel. A copy of our Code of Business Conduct can be found at the Investor Relations section of our website at www.pmbank.com. We intend to disclose, at this location on our website, any amendments to that Code and any waivers of the requirements of that Code that may be granted to our Chief Executive Officer or Chief Financial Officer.

Other Governance Matters

In addition to the governance initiatives discussed above, our Chief Executive Officer and Chief Financial Officer have provided the certifications of our SEC filings required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 each quarter since the certification rules became applicable. We also have adopted charters for our Board committees in compliance with NASDAQ listed company rules.

You can access the charters of our Audit, Compensation and Nominating Committees, and other corporate governance materials, news releases and SEC filings, by visiting the Investor Relations section of our website at www.pmbank.com.

Committees of the Board of Directors

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Compliance Committee. Information regarding the members of each of those Committees and their responsibilities and the number of meetings held by those Committees in 2009 is set forth below. The Board of Directors, as a whole, functions as the Nominating Committee.

Audit Committee. Currently the members of the Audit Committee are Warren Finley, its Chairman, George H. Wells and John Thomas, M.D. All of these individuals are independent directors within the meaning of the NASDAQ listed company rules and meet the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has determined that Messrs. Finley and Wells meet the definition of “audit committee financial expert” adopted by the Securities and Exchange Commission (the “SEC”) and included in NASDAQ’s rules for listed companies. The Audit Committee has a written charter that sets forth the Committee’s responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent registered public accounting firm engaged to audit the Company’s financial statements. Our Board of Directors, upon the recommendation of the Audit Committee, approved that charter, a copy of which is accessible at the Investor Relations section of our website at www.pmbank.com. The Audit Committee held 16 meetings during fiscal 2009. To encourage frank discussion and effective communication of information at those meetings, that Committee meets with our outside accountants without management present, and with members of management without the outside accountants present.

Compensation Committee. In 2009, the Compensation Committee was comprised of the following four directors, all of whom are independent (as defined in the applicable NASDAQ listed company rules): Dr. John Thomas, its Chairman, and George H. Wells, Warren T. Finley and Matthew F. Schafnitz. The Compensation Committee reviews and approves the salaries and the incentive compensation and other benefit plans for our executive officers. Our Board of Directors has adopted a charter setting forth the role and responsibilities of the Compensation Committee. A copy of that charter is accessible at the Investor Relations section of our website at www.pmbank.com. The Compensation Committee held four meetings during 2009.

In determining whether the Company is offering salaries, bonus and incentive and other compensation programs that are competitive with those offered by other banking institutions and financial service organizations in the Bank’s market area, the Compensation Committee reviews surveys of executive compensation being paid by such banking organizations, an annual Executive Compensation Review published by the SNL Securities L.C. (“SNL”), which is an independent data base company that compiles financial performance and other financial data relating to banking institutions that file reports and proxy statements under the Securities Exchange Act of 1934, and the California Bankers Association’s Compensation and Benefits Benchmark Survey, which presents data relating to the compensation paid to senior executives at California-based banking institutions, differentiated on the basis of their total assets. The Company’s President and CEO also advises the Compensation Committee on the performance of the other executive officers and their respective contributions to the achievement of Company’s financial objectives and makes recommendations to the Compensation Committee with respect to the compensation to be paid to them.

Compliance Committee. In 2009, the Board of Directors established a Compliance Committee, the members of which are George H. Wells, who is the Committee Chairman, and Warren Finley and John Thomas, M.D. The Compliance Committee is responsible for oversight of legal and regulatory compliance programs implemented by management, which include programs that are designed to identify and mitigate operational risks, to maintain compliance with laws and regulatory requirements applicable to the Company and the Bank and to educate and train employees with respect to their compliance responsibilities and procedures. The Compliance Committee also monitors the progress of management in addressing and resolving any concerns or issues raised by bank regulatory agencies that have supervisory jurisdiction over the Company and the Bank and meets periodically with the Bank’s chief compliance officer and the Company’s internal auditor to discuss regulatory and legal matters that could have a significant impact on the Company or the Bank or emerging areas of risk. The Compliance Committee held 7 meetings in 2009.

Nominating Committee. The Board of Directors has decided that the full Board should perform the functions of a nominating committee for the Company. The Board made that decision because the Board believes that selecting new Board nominees is one of the most important responsibilities the Board members have to our shareholders and, for that reason, all of the members of the Board should have the right and responsibility to participate in the selection process. In its role as nominating committee, the Board will identify and screen new candidates for Board membership. Each of the Board members, other than Messrs. Dellerba and Argyos, is an “independent director” within the meaning of the NASDAQ listed company rules and the Board has decided that actions of the Board, in its role as nominating committee, can be taken only with the affirmative vote of a majority of the independent directors on the Board. Mr. Gary W. Williams presides as the Chairman at meetings held by the Board in its capacity as the nominating committee. Our Board of Directors has adopted a charter setting forth the responsibilities of the Board when acting as a nominating committee. A copy of that charter is accessible at the Investor Relations section of our website at www.pmbank.com. The Board held two meetings during 2009 in its role as nominating committee.

The Director Nominating Process. In identifying new Board candidates, the Board will seek recommendations from existing board members and executive officers. In addition, the Board intends to consider any candidates that may have been recommended by any of the Company’s shareholders who have chosen to make those recommendations in accordance with the procedures described below. The Board also may engage an executive search firm and other advisors as it deems appropriate to assist it identifying qualified candidates for the Board.

In assessing and selecting Board candidates, the Board will consider such factors, among others, as the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience, and the candidate’s reputation for integrity. When selecting a nominee from among candidates considered by the Board, it will conduct background inquiries about and interviews with the candidates the Board members believe are best qualified to serve as directors. The Board members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of the Company, including representing the interests of all shareholders and not a particular segment or group of shareholders, as well as serving on Board committees; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

The Board of Directors believes that differences in experience, knowledge, skills and viewpoints enhance the Board of Directors’ performance. Thus, the Board of Directors considers such diversity in selecting, evaluating and recommending proposed Board nominees. However, the Board of Directors has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

Shareholder Recommendation of Board Candidates. Any shareholder desiring to submit a recommendation for consideration by the Board of a candidate that the shareholder believes is qualified to be a Board nominee at any annual meeting of shareholders may do so by submitting that recommendation in writing to the Board not later 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to shareholders. However, if the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting. In addition, the recommendation needs to be accompanied by the following information: (i) the name and address of the nominating shareholder and of the person being recommended for consideration as a candidate for Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating shareholder, his or her recommended candidate and any other shareholders known by the nominating shareholder to be supporting the candidate’s nomination; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating shareholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such shareholder and any other person or persons (naming such other person or persons); (iv) such other information regarding the recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (v) the written consent of the recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director. No such recommendations were received for the upcoming 2010 Annual Shareholders Meeting.

Role of the Board in Risk Management

The Board’s responsibilities in overseeing the Company’s management and business include oversight of the Company’s key risks and management’s processes and controls to manage them appropriately. Management, in turn, is responsible for the day-to-day management of risk and implementation of appropriate risk management controls and procedures.

The risk of incurring losses on the loans we make is inherent feature of the banking business and, if not effectively managed, such risks can materially affect our results of operations, As a result, the Board as a whole exercises oversight responsibility over the processes that our management employs to manage those risks. The Board fulfills that oversight responsibility by:

•	Monitoring trends in the Company’s loan portfolio and the Company’s allowance for loan losses;

•	Establishing internal limits related to the Company’s lending exposure and reviewing and determining whether or not to approve loans in amounts exceeding certain specified limits;

•

Reviewing and discussing, at least quarterly and more frequently, if deemed necessary, reports from the Bank’s chief credit officer relating to such matters as (i) risks in the Company’s loan portfolio, (ii) economic conditions or trends that could reasonably be expected to affect (positively or negatively) the performance of the loan portfolio or require increases in the allowance for loan losses and (iii) specific loans that have been classified as “special mention,” “substandard” or “doubtful” and, therefore, require increased attention of management;

•	Reviewing, at least quarterly, management’s determination of the allowance for loan losses and any provisions required to be made to replenish or increase that allowance;

•	Reviewing management reports regarding collection efforts with respect to non-performing loans; and

•	Authorizing the retention and reviewing the reports of external loan review consultants with respect to the risks in and the quality of the loan portfolio.

Although risk oversight permeates many elements of the work of the full Board and its committees, the Audit and Compliance Committees of the Board have direct and systematic responsibility for overseeing other signify ant risk management processes.

Audit Committee Oversight Responsibilities. The Audit Committee’s responsibilities in overseeing risk management processes include:

•	The responsibility for the internal audit function, with that function reporting directly to that Committee;

•	Oversight of the Company’s independent registered public accounting firm;

•	Review of reports from management and the internal auditor regarding the adequacy and effectiveness of various internal controls; and

•

Discussing with management the guidelines and policies with respect to risk assessment and risk management, including the Company’s major risk exposures and the steps management has taken to monitor and control such exposures.

Compliance Committee Oversight Responsibilities. Banks and bank holding companies are subject to numerous federal and state laws and are heavily regulated by federal and state government agencies. Management is responsible for formulating and implementing processes that are designed to minimize to the extent practicable the risks of non-compliance with such laws and government regulations. The Compliance Committee exercises oversight responsibilities with respect to those risk management processes. Those responsibilities include:

•

Reviewing with the Bank’s chief compliance officer and periodically discussing with legal counsel, regulatory and legal matters that could have a significant impact on the Company or the Bank and could present emerging areas of risk;

•	Overseeing the Company’s compliance programs with respect to legal and regulatory requirements and risks; and

•	Overseeing programs being implemented by management to address and resolve concerns or issues raised by bank regulatory agencies that have supervisory jurisdiction over the Company and the Bank.

In performing their oversight responsibilities, the Board and the Audit and Compliance Committees regularly receive reports from management and internal and external auditors regarding the Company’s enterprise risk management programs, compliance program, information security and business continuity programs, extraordinary claims and losses and noteworthy litigation.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon information made available to us, we believe that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 for the year ended December 31, 2009, applicable to our directors and executive officers were satisfied, except for a Statement of Changes in Beneficial Ownership on Form 4 relating to the purchase by Mr. Schaftnitz of 1,000 shares of Series A Preferred Stock, which was inadvertently filed late.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Paid to Named Executive Officers

The following table sets forth the compensation paid for services rendered in all capacities in the fiscal years ended December 31, 2009 and 2008 by the Company’s Chief Executive Officer and Chief Financial Officer, who were the only executive officers of the Company in 2009 and 2008 and the Bank’s Chief Operating Officer.

Summary Compensation Table

Name and Positions with the Company/Bank	Year	Salary ($)	Bonus ($)(2)	Stock Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)(5)	Change in Pension Value or Nonqualified Deferred Compensation Earnings(6)	All Other Compensation ($)(7)	Total ($)
Raymond E. Dellerba	2009	$500,000	$—	$—	$175,000	$297,150	$139,400	$1,111,550
President & Chief Executive Officer of the Company and the Bank	2008	500,000	—	—	175,000	484,100	117,550	1,276,650

Robert W. Bartlett(1)	2009	$255,000	$—	$—	$51,000	$—	$19,400	$325,400
Sr. Executive Vice President & Chief Operating Officer of the Bank	2008	43,500	—	76,600	8,500	—	550	129,150

Nancy A. Gray	2009	$181,100	$25,000	$—	$—	$—	$20,500	$226,600
Sr. Executive Vice President & Chief Financial Officer of the Company and the Bank	2008	171,100	37,000	6,850	—	—	16,450	231,400

(1)	Robert W. Bartlett joined the Bank as its Chief Operating Officer effective October 31, 2008. During the period from October 31, 2008 to March 31, 2009, Mr. Bartlett also served as interim Chief Credit Officer of the Bank.

(2)	In the case of Ms. Gray these amounts represent discretionary bonus awards to her by the Compensation Committee.

(3)	Amounts in this column represent the fair values of stock options at their respective grant dates in accordance with FASB ASC 71. The fair values of options were estimated using the Black-Scholes option valuation model in accordance with the recognition provisions of FASB ASC 81. For a complete description of the valuation methodology and the assumptions used in the estimation, please refer to Note 12, “Stock-Based Employee Compensation Plans” to the Company’s consolidated financial statements included in the Company’s Annual Report to Shareholders for the year ended December 31, 2009. No equity incentives were awarded to our Executive Officers in 2009.

(4)	Pursuant to the terms of Mr. Dellerba’s employment agreement, Mr. Dellerba is entitled to receive an annual incentive compensation award in an amount equal to the greater of (i) 35% of Mr. Dellerba’s 2009 base salary, or (ii) 3.5% of the Company’s 2009 pre-tax earnings. For 2009, Mr. Dellerba’s annual incentive compensation award of $175,000 was equal to 35% of his base salary.

(5)	Mr. Bartlett is entitled to receive an annual incentive compensation award in an amount equal to the greater of (i) 1% of the Company’s 2009 pre-tax earnings if the Company meets its operating budget and a return on assets (ROA) goal, or (ii) 20% of his 2009 annual base salary. For 2009, Mr. Bartlett’s annual incentive compensation award totaled $51,000, which was equal to 20% of his base annual base salary in 2009.

(6)	These amounts represent the year to year changes in the present value of Mr. Dellerba’s future retirement benefits and are not cash payments made to Mr. Dellerba in 2008 or 2009. Instead, they are the increases in the non-cash accruals recorded by the Bank in respect of the future payment of those benefits. See the Supplemental Retirement Plan table below.

(7)	The 2009 amount in this column for Mr. Dellerba is comprised of (i) $55,800 paid to Mr. Dellerba in lieu of excess accrued and unused vacation, as required by the Bank’s vacation accrual policy; (ii) premiums totaling $59,300 for a long-term disability insurance policy and a life insurance policy obtained for Mr. Dellerba pursuant to the Bank’s employment agreement with him; (iii) the Company’s 401K plan matching contribution; (iv) the incremental costs to the Company of a business club membership, the personal use of a Bank-owned automobile and personal travel expenses incurred when traveling on Company business; and (v) payment of the out-of-pocket expenses of maintaining a home security system. The 2009 amount for Mr. Bartlett consists of the Company’s 401K plan matching contribution, a premium for a long-term disability insurance policy and the personal use of a Bank-owned automobile; and the 2009 amount in this column for Ms. Gray is comprised of the Company’s 401K plan matching contribution and a premium for a long-term disability insurance policy.

Narrative to Summary Compensation Table

Employment Agreement – Mr. Dellerba

In April 1999, the Bank entered into a multi-year employment agreement with Mr. Dellerba, under which he is employed as President and Chief Executive Officer of the Bank. That agreement was amended effective January 1, 2006 to extend the term of the agreement to December 31, 2008 and to add provisions to the agreement in order to comply with Section 409A under the Internal Revenue Code. Commencing on January 1, 2009, the employment agreement automatically extends for up to five successive one year extension periods ending on December 31, 2013, unless either party gives a notice of termination to the other party at least 60 days prior to the commencement of any such one year extension period. Set forth below is a summary of the material terms of Mr. Dellerba’s compensation as set forth in the employment agreement.

Annual Base Salary. Mr. Dellerba’s employment agreement requires his annual base salary to be at least equal to the median of the annual base salaries paid by comparably-sized banking institutions, based in the Western United States, to their CEOs as reported in the SNL Executive Compensation Review. Based on that requirement, Mr. Dellerba received an annual base salary in 2009 of $500,000, which was unchanged from his annual base salary in 2008 and 2007.

Non-Equity Incentive Compensation. Mr. Dellerba’s employment agreement provides that he is entitled to receive annual non-equity incentive compensation in an amount at least equal to the greater of (i) 35% of Mr. Dellerba’s base salary, or (ii) 3.5% of the Company’s pre-tax earnings in the year for which such incentive compensation is to be paid, or such other amount as may be determined by mutual agreement of the Bank and Mr. Dellerba, each of whom has the right to retain an outside compensation consultant to assist them to reach such an agreement. In accordance with the employment agreement, Mr. Dellerba received a non-equity incentive compensation award for 2009 in the amount of $175,000, which was equal to 35% his annual base salary in 2009. That amount is included in the non-equity incentive compensation figures for Mr. Dellerba in the Summary Compensation Table set forth above in this Proxy Statement.

Participation in Management Stock-Based Compensation Plans. Mr. Dellerba’s employment agreement provides that he will be eligible to participate in all Company stock-based compensation plans in which other management employees participate and that he is to be granted options to purchase a number of shares of Company common stock at least equal to one-sixth of the number of shares subject to outstanding stock options held by all other participants in the Company’s equity-based incentive plans. The employment agreement also provides that options granted to Mr. Dellerba are to vest (that is, to become exercisable) in 60 equal successive monthly installments. However, all of his unvested options will become fully vested in the event of (i) a change in control of the Company or the Bank, (ii) a termination of Mr. Dellerba’s employment by the Bank without cause or by him due to any changes that the Bank unilaterally makes to certain terms or conditions of his employment that adversely affect him, such as a reduction in his compensation or in the scope of his authority as the Bank’s Chief Executive Officer (a “Termination for Good Reason”), or (iii) Mr. Dellerba’s permanent disability or death at any time during the term of his employment.

No stock options or other stock based compensation awards were granted to Mr. Dellerba in 2009, because the number of shares subject to stock options held him represented more than one-sixth of the number of shares subject to stock options held by other equity plan participants.

Retirement Benefits. In January 2001 the Bank established an unfunded Supplemental Retirement Plan (the “Retirement Plan”) for Mr. Dellerba, as required by the terms of his employment agreement. The Retirement Plan was amended and restated in 2006 to comply with the requirements of new Section 409A under the Tax Code. The Retirement Plan provides that, subject to meeting certain vesting requirements described below, upon reaching age 65 Mr. Dellerba will become entitled to receive 180 equal successive monthly retirement payments, each in an amount equal to 60% of his average monthly base salary during the three years immediately preceding the date of his retirement or other termination of his employment (his “normal retirement benefit”). Mr. Dellerba’s right to receive that normal retirement benefit vests monthly during the term of his employment at a rate equal to 1.5 monthly retirement payments for each month of service with the Bank. The normal retirement benefit will become fully vested immediately upon consummation of a change in control of the Bank or a termination of Mr. Dellerba’s employment with the Bank by reason of his death. The Bank has purchased a policy of insurance on the life of Mr. Dellerba which, due to its cash surrender value or, in the event of Mr. Dellerba’s death, the amount of the death benefit that will be payable thereunder, will provide the Bank with sufficient cash to pay the retirement benefits in full.

Severance Benefits. If Mr. Dellerba’s employment is terminated without cause by the Bank or by him for Good Reason, Mr. Dellerba will become entitled to receive a lump sum cash payment in an amount equal to his base salary and incentive compensation he would have received for the term of his employment agreement remaining immediately before that termination of employment or for the succeeding twenty-four (24) months, whichever period is longer. He also will be entitled to a continuation of his health insurance and other employee benefits for a period of two (2) years thereafter at the Bank’s expense and to obtain senior executive outplacement services at the Bank’s expense for a period of up to one year. Additionally, on any such termination, all unvested options and any other unvested stock based compensation awards to which he would otherwise be entitled will become fully vested.

If Mr. Dellerba’s employment is terminated due to his permanent disability or death, he or his estate (as the case may be), will be entitled to receive any unpaid salary accrued to the date of termination, any previously earned incentive or bonus compensation and the incentive or bonus compensation that he would have earned in the year that such termination took place, prorated based on the period during such year that he was employed.

Change of Control and Other Transaction-Based Compensation. Mr. Dellerba’s employment agreement provides that if, during the term of his employment, or within 24 months following a termination of that employment by the Bank without cause or by Mr. Dellerba for Good Reason, the Company consummates (i) any public offering of its shares; (ii) a private offering of a number of its shares that exceeds 50% of its then outstanding shares; (iii) a sale of substantially all of the assets of the Company or the Bank; or (iv) a merger of the Company or the Bank with another company, Mr. Dellerba would become entitled to receive compensation equal to 1% of the gross proceeds from any such offering or of the gross amount paid in any such sale of assets or merger transaction. If Mr. Dellerba becomes entitled to such compensation, he may choose, in his discretion, to receive that compensation in a lump sum cash payment or in shares of Company common stock.

Tax Gross Up Payment. If any excise tax under Section 280G of the Tax Code is assessed against Mr. Dellerba in respect of any payments made to him pursuant to his employment agreement, either alone or with any equity or other compensation that he might receive from the Company or the Bank, then the Bank will become obligated to pay to Mr. Dellerba an amount equal to the lesser of (i) that excise tax or (ii) $1 million.

Other Employee Benefits. In addition to insurance and other employee benefits that are available on a non-discriminatory basis to all employees of the Bank, Mr. Dellerba is entitled under his employment agreement to receive the following employee benefits:

Insurance Benefits. Long-term and short-term disability insurance that pays a benefit in an amount equal to 80% of Mr. Dellerba’s annual base salary as in effect at the time he becomes disabled; and supplemental life insurance that provides for a payment to his estate or designated beneficiaries of an amount at least equal to 250% of his annual base salary as in effect at the time of his death. In 2008, the Company obtained a $2.5 million life insurance policy for Mr. Dellerba for a premium of $12,400 per year.

Vacation Benefit. Thirty days of paid vacation per year. In accordance with the Company’s vacation accrual policy, if the accrued but unused vacation days of any executive officer, including Mr. Dellerba, exceeds 30 days, at the end of any year, the Bank pays cash to the officer in lieu of those excess vacation days, in an amount determined on the basis of his or her then annual base salary. In the past several years, Mr. Dellerba has not been able to use all of his accrued vacation days and, in accordance with that policy, he received cash payments for his accumulated excess unused vacation days of $55,800 and $35,500 in 2009 and 2008, respectively.

Bank Furnished Automobile. The use, primarily for business purposes, of a Bank owned or leased automobile of Mr. Dellerba’s choosing and reimbursement for the reasonable expenses associated with the operation and maintenance of the automobile.

Club Memberships. If requested by Mr. Dellerba, the Bank will purchase a membership in one business club and a membership in one country club for his use principally for business purposes on behalf of the Bank. If, at the time of the termination of Mr. Dellerba’s employment, the market value of any such membership exceeds the price paid by the Bank for that membership, the Bank is required to pay that difference to him in cash. In 2007, the Bank purchased a business club membership for Mr. Dellerba and paid an aggregate of $4,800 to continue that membership in 2009.

Most Favored Executive Provision. Mr. Dellerba’s employment agreement provides that if the Bank or the Company hires another executive at a compensation level that exceeds his compensation, Mr. Dellerba’s compensation and benefits will be adjusted upward to be at least equal to that of the other executive.

The foregoing description of Mr. Dellerba’s compensation, as set forth in his employment agreement, does not purport to be complete and is qualified by reference to the agreement, a copy of which has been filed with the Securities and Exchange Commission.

Supplemental Retirement Plan. Pursuant to Mr. Dellerba’s employment agreement, the Bank has established a Supplemental Executive Retirement Plan for him. Set forth below is certain information regarding that Plan. No pension plans or supplemental retirement plans have been established for the other NEOs.

	Number of Years of Credited Service		Present Value of Future Benefits ($)(2)	Payments during Last Fiscal Year
Raymond E. Dellerba	10 years	(1)	$2,659,576	None

(1)	Mr. Dellerba’s benefits under the Supplemental Executive Retirement Plan vest at a rate of 1.5 months for every month of service, up to a maximum of 180 months of vested benefits and the vested benefits will be payable in monthly installments over a 15 year period. As of December 31, 2009, all of the 180 months of retirement benefits had become vested.

(2)	The present value is based on the calculation, as of December 31, 2009, taking into account Mr. Dellerba’s current compensation and the normal retirement age specified in the Plan, which are used for financial reporting purposes under generally accepted account principles.

Non-Equity Incentive Plan Compensation – Mr. Bartlett

Mr. Bartlett received a non-equity incentive compensation award for 2009 in the amount of $51,000, which was equal to 20% of his 2009 annual base salary. That amount is included in the non-equity incentive compensation figures for Mr. Bartlett in the Summary Compensation Table set forth above in this Proxy Statement.

Severance Compensation Agreement – Mr. Bartlett

In the event of a termination of employment of Mr. Bartlett by the Bank, other than for cause, in connection with or within 12 months following a change in control of the Company or the Bank, he would become entitled to receive a lump sum cash severance payment in an amount equal to 1.5 times the sum of (i) his highest annual base salary in effect during the 12 month period immediately preceding the date of such termination, (ii) any bonus or non-equity incentive compensation that was earned by him and was no longer subject to any contingencies, but had not been paid, prior to the date of such termination of employment. Accordingly, had Mr. Bartlett been terminated in connection with a change in control at December 31, 2009, he would have become entitled to receive a cash severance payment of $459,000. The agreement further provides for the continuation, for a period of 18 months from the date of any such termination, of Mr. Bartlett’s participation in the Company’s medical, dental and vision plans and long-term disability insurance program. The aggregate amount that the Bank would have to pay for the continuation of those health and disability benefits for such 18 month period (determined as of December 31, 2009) is estimated to be approximately $39,650. Additionally, upon the occurrence of such a termination of employment all unvested “in the money” stock options and any other unvested equity compensation awards held by Mr. Bartlett would become immediately vested and exercisable by him. However, as of December 31, 2009 none of Mr. Bartlett’s unvested options were “in the money” because their respective per share exercise prices exceeded $3.02 per share. As a result, as of December 31, 2009, the accelerated vesting provision in Mr. Bartlett’s severance compensation agreement would not have provided any value or benefit to him.

If Mr. Bartlett becomes entitled to receive severance compensation, following a change of control transaction, which exceeds the “parachute compensation” limitation contained in Section 280G of the Code, which would subject such excess compensation to an excise tax imposed by Section 2999 of the Code and would make such excess compensation non-deductible for income tax purposes by the Company, then, the aggregate amount of such severance compensation is required to be reduced by an amount sufficient to bring that compensation within that limitation.

Severance Compensation Agreement – Ms. Gray

In the event Ms. Gray’s employment as CFO were to be terminated by the Company, other than for cause, in connection with or within 12 months following a change in control of the Company or the Bank, she would become entitled to receive a lump sum severance payment, in cash, equal to six months of her highest annual base salary in effect during the 12 month period immediately preceding the date of termination and the amount of any bonus that was earned and was no longer subject to any contingencies, but had not been paid, prior to the date of termination. Accordingly, had Ms. Gray been terminated in connection with a change in control at December 31, 2009, she would have become entitled to receive cash severance payment of $90,600. Ms. Gray also would be entitled to the following benefits at the Bank’s expense: (i) continued participation in the Bank’s medical, dental and vision plans and (ii) the continuation of her long-term disability insurance, in each case for a period of six months following such termination of employment. The aggregate amounts that would have become payable to Ms. Gray for the continuation of those employee benefits for such six month period (determined as of December 31, 2009) are estimated to be approximately $10,750. Additionally, upon the occurrence of such a termination of employment, all unvested “in the money” stock options and any other unvested equity compensation awards held by Ms. Gray as of December 31, 2009 would become immediately vested and exercisable by her. However, as of December 31, 2009 none of Ms. Gray’s unvested options were “in the money” because their respective per share exercise prices exceeded $3.02 per share. As a result, as of December 31, 2009, the accelerated vesting provision in Mr. Gray’ severance compensation agreement would have provided no value or benefit to her.

If Ms. Gray becomes entitled to receive severance compensation, following a change of control transaction, which exceeds the “parachute compensation” limitation contained in Section 280G of the Code, which would subject such excess compensation to an excise tax imposed by Section 2999 of the Code and would make such excess compensation non-deductible for income tax purposes by the Company, then, the aggregate amount of such severance compensation is required to be reduced by an amount sufficient to bring that compensation within that limitation.

Outstanding Option Awards at Fiscal Year-End

The following table provides information with respect to number of shares subject to outstanding options held by each of our NEOs, and the exercise prices and expiration dates of those options, as of December 31, 2009.

	Number of Shares underlying Unexercised Options at December 31, 2009			Option Exercise Prices	Option Exercise Dates
	Exercisable	Unexercisable
Raymond E. Dellerba	66,122	—		$6.75	01/12/2010
	54,002	—		7.75	06/21/2010
	82,901	—		7.75	02/01/2011
	37,076	—		7.75	01/02/2012
	173,300	—		11.20	01/20/2014
	40,800	—		11.34	02/17/2014
	53,167	1,833	(1)	15.00	02/15/2015

Robert W. Bartlett	10,000	40,000	(2)	$4.20	10/31/2018

Nancy A. Gray	10,000	—		$7.99	05/21/2012
	3,000	—		7.55	01/21/2013
	8,000	—		10.84	05/18/2014
	4,000	1,000	(3)	15.00	02/15/2015
	4,000	1,000	(4)	13.99	07/19/2015
	3,000	2,000	(5)	18.00	02/10/2016
	3,000	2,000	(6)	16.22	10/17/2016
	2,000	8,000	(7)	3.48	10/28/2018

(1)	Stock options vest at a rate of 1.667% per month, until fully vested on February 15, 2010.

(2)	Stock options vest at a rate of 20% per year with remaining vesting dates of October 31, 2010, 2011, 2012 and 2013, respectively.

(3)	Stock options vest at a rate of 20% per year with remaining vesting date of February 15, 2010.

(4)	Stock options vest at a rate of 20% per year with remaining vesting date of July 19, 2010.

(5)	Stock options vest at a rate of 20% per year with remaining vesting dates of February 10, 2010 and 2011, respectively.

(6)	Stock options vest at a rate of 20% per year with remaining vesting dates of October 17, 2010 and 2011, respectively.

(7)	Stock options vest at a rate of 20% per year with remaining vesting dates of October 28, 2010, 2011, 2012 and 2013, respectively.

The following table provides information relating to the number of shares of our common stock that were exercisable pursuant to, and the weighted average exercise price of, the options that were outstanding under our employee stock incentive plans as of December 31, 2009. All of the plans were approved by the Company’s shareholders.

	Column A	Column B	Column C
	Number of Shares Issuable Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Shares Available for Future Issuance under Equity Compensation Plans (Excluding Shares Reflected in Column A)
Shareholder approved equity compensation plans(1)	1,162,744	$8.93	316,833

(1)	The only equity incentives granted under the plans have been employee stock options, each of which was granted at an exercise price equal to 100% of the closing price of the Company’s shares on its date of grant.

Director Compensation

The following table sets forth the total compensation received by each of the Company’s non-management directors for their service on the Board and Board Committees in 2009.

Name of Director	Fees Earned or Paid in Cash	Option Awards	Non-Equity Incentive Compensation	All Other Compensation	Total
George H. Wells	$57,350	—	$—	$—	$57,350
Warren T. Finley	42,350	—	—	—	42,350
John Thomas, M.D.	37,400	—	—	—	37,400
Gary M. Williams	27,900	—	—	—	27,900
Matthew F. Schafnitz	27,450	—	—	—	27,450

The non-management directors are, from time to time, granted stock options pursuant to the Company’s shareholder approved stock incentive plans. However, no stock options or other stock based compensation awards were granted to, no bonus payments were made to and no non-equity incentive compensation awards were received by, any of the non-management directors for their service in 2009.

Raymond E. Dellerba, who is a management director of the Company and the Bank, does not receive any fees for his service as a member of the Boards of Directors of the Company or the Bank.

Certain Transactions

In the ordinary course of its business, the Bank makes loans to and engages in other banking transactions with its directors and their associates and with its officers. Such loans and other banking transactions are made on the same terms, including interest rates and collateral securing the loans, as those prevailing at the time for comparable transactions with persons of comparable creditworthiness who have no affiliation with the Company or the Bank. In addition, such loans are made only if they do not involve more than the normal risk of collectability of loans made to non-affiliated persons and do not present any other unfavorable features.

During 2009, the Company obtained policies of group life, health and dental insurance for its business through the Signature Insurance Group (formerly, Brakke-Schafnitz Insurance Brokers, Inc.), of which Mr. Schafnitz, a director of the Company, is an owner and officer. Although the Company did not pay any compensation to Mr. Schafnitz’s insurance brokerage firm, we were advised by Mr. Schafnitz that his insurance brokerage firm, in the ordinary course of its business, receives commissions from the insurers that issued the insurance policies to the Company. We have been informed by Mr. Schafnitz that those insurance brokerage commissions totaled approximately $72,300 in 2009. The Company believes that the terms of those insurance policies were no less favorable to it than the terms it would have obtained had it purchased such insurance policies through an insurance brokerage firm that had no affiliations with any of the Company’s directors.

In October 2009, the Company commenced a private offering, to a limited number of accredited investors, of the Company’s Series A Convertible 10% Cumulative Preferred Stock (the “Series A Shares”), for a cash price of $100 per share. Messrs. Schafnitz, Phillips and Argyros purchased 1,000, 2,500 and 50,000 Series A Shares, respectively, in the private offering, for aggregate purchase prices of $100,000, $250,000 and $5,000,000, respectively. Those purchases were made at the same price per share and on the same terms at which unaffiliated investors purchased Series A Shares in the private offering. Moreover, the price and the rights, preferences and privileges of the Series A Shares were determined by the Company prior to the commencement of the offering and before any offer of Series A Shares was made by the Company to Messrs. Schafnitz, Phillips or Argyros.

The landlord from which the Bank leases its headquarters offices and an office where it operates one of its financial centers is a limited partnership of which Mr. Argyros is the majority equity owner and the CEO of its general partner. The leases, which were originally entered into in 2000, were renewed in March 2009, each for a term of seven years, at base rents of $50,150 and $7,027 per month in the first year, increasing by approximately 2% per year thereafter. In May 2009, the Bank leased an additional office from the same landlord, under a two year lease at a monthly rent that averages approximately $10,450 per month over that two year period. The rents and other material terms of these leases were negotiated at arms-length and approved long before Mr. Argyros was invited to join the Company’s Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009 (the “2009 financial statements”).

The Audit Committee has reviewed and discussed the 2009 financial statements with management and Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”). In addition, the Audit Committee has discussed with Squar Milner the matters required pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), the written disclosures and the letter from Squar Milner required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Squar Milner with the audit committee concerning independence and has discussed the independence disclosures and that letter with Squar Milner and has considered the compatibility of any non-audit services performed for the Company by Squar Milner on its independence. Based solely on the Audit Committee’s review of these matters and its discussions with the Company’s management and Squar Milner, the Audit Committee recommended to the Board of Directors that the Company’s 2009 financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm, Squar Milner, is responsible for auditing the financial statements and for expressing an opinion as to whether the financial statements present fairly the consolidated financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States.

By contrast the Audit Committee’s duty is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the financial statements, to plan or conduct audits, or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of accounting and none of the Audit Committee members is, and none of them represents himself to be, performing the functions of auditors or accountants for the Company. Accordingly, the members of the Audit Committee may rely, and have relied, without independent verification, on the information provided to them and on the representations made by management and Squar Milner. Additionally, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the 2009 financial statements has been carried out in accordance with generally accepted auditing standards, that such financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Respectfully Submitted on April 23, 2010

The Audit Committee of the Board of Directors

Warren T. Finley, Chairman

George H. Wells

John Thomas, M.D.

Notwithstanding anything to the contrary set forth in the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report of the Audit Committee shall not be incorporated by reference into any such filings.

APPROVAL OF THE 2010 EQUITY INCENTIVE PLAN

(Proposal No. 2)

Introduction and Background

The Board of Directors believes that an important factor that will affect the Company’s ability to improve its operating results and resume the implementation of its growth strategies and initiatives will be the Company’s ability to attract new executive officers, key management personnel and directors with relevant experience in our markets and proven performance records. However, the competition for well qualified and experienced banking executives is intense, particularly in Southern California. The Compensation Committee and Board of Directors believe that it will be far more difficult for us to retain existing executive officers, key management personnel and directors and to compete with other banking and financial services organizations if the Company does not have a sufficient number of shares available to offer equity incentives, such as stock options, restricted shares and stock appreciation rights (“SARs”) to them.

Additionally, we believe that it is important to grant such equity incentives to officers and other key management employees and directors as one component of their compensation, because such equity incentives reward those individuals for performance that results in improvements in the price of our shares, which serves to better align the interests of those individuals with those of our shareholders.

As of March 31, 2010, only 158,211 shares of common stock remained available for the grant of new equity incentives under the Company’s existing stock incentive plans, which represents only about 1.4% of our outstanding shares. As a result, the Compensation Committee and Board of Directors believe that it is important that a new equity incentive plan be approved by our shareholders to increase the number of shares available for grants of equity incentives that will enable the Company and the Bank to compete effectively against other banking and financial service companies for available executive officers, other key management personnel and directors.

At the same time, the Board of Directors is mindful of the interests of our shareholders. As a result, it has been and continues to be the policy of the Board of Directors to limit the aggregate number of shares that may be issued to officers, employees and directors pursuant to equity incentives to no more than 15% of our outstanding shares.

For these reasons, in April 2010 the Board of Directors unanimously adopted the Pacific Mercantile Bancorp 2010 Equity Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement (the “2010 Plan”), which will increase the number of shares available for the grant of equity incentives by 400,000 shares to a total of 558,211 shares, which represents 4.8% of our outstanding shares. Moreover, as indicated in the following table, if the 2010 Plan is approved by our shareholders, the maximum aggregate number of shares that could be issued pursuant to equity incentives would be 1,704,555 shares, or 14.8% of the outstanding shares.

	Number of Shares	Percent of Shares Outstanding(2)
Existing Stock Incentive Plans:(1)
Shares subject to outstanding options	1,146,344	9.9%
Shares available for new equity incentive grants	158,211	1.4%

Total shares authorized under existing plans	1,304,555	11.3%
2010 Stock Incentive Plan	400,000	3.5%

Total shares authorized if 2010 Plan is Approved	1,704,555	14.8%

(1)	These plans consist of the Company’s 1999 Stock Option Plan, 2004 Stock Incentive Plan and the 2008 Equity Incentive Plans (collectively, the “Prior Plans”). All of the Prior Plans were approved by the Company’s shareholders.

(2)	Based on 11,552,150 shares outstanding, comprised of (i) 10,434,665 outstanding shares of common stock, and (ii) 1,117,485 shares of common stock into which the outstanding shares of the Company’s Series A Preferred Stock are convertible and will be converted on or before November 27, 2011.

If the 2010 Incentive Plan is approved, the Company would still have three other equity incentive plans in existence: the 1999 Stock Option Plan (the “1999 Plan”), the 2004 Stock Incentive Plan (the “2004 Plan”) and the 2008 Equity Incentive Plan (the “2008 Plan”). As a result, to simplify and reduce the costs of administering all of these Plans, the 2010 Incentive Plan contains provisions that provide for the following:

•

The transfer of the 158,211 shares of common stock that remain available for the grant of equity incentive awards under the 2008 and 2004 Plans to the 2010 Plan, at which time the authority to grant further stock incentives under the 2008 and 2004 Plans would terminate; and

•

At such time as any outstanding stock incentives that were previously granted under any of the Prior Plans are cancelled or terminate unexercised or otherwise cease to be outstanding, a number of shares equal to the shares that had been subject or issued pursuant to those outstanding equity incentives will become available for the grant of new equity incentives under the 2010 Plan, instead of becoming available for new grants under any of the Prior Plans.

It is important to note that these provisions of the 2010 Plan will not result in a further increase in the total number of shares of the Company’s common stock (the “Shares”) that can be issued under all of our equity incentive plans because, if the 2010 Plan is approved by our shareholders, the authority to grant new stock incentives under the Company’s Prior Plans will automatically terminate and, therefore, the maximum aggregate number of shares that could be issued under all of the Company’s stock incentive plans, including the 2010 Plan, will total 1,704,555 Shares, which represents 14.8% of our outstanding shares.

Vote Required for Approval of the 2010 Plan

Approval of the 2010 Plan requires the affirmative vote of the holders of a majority of the shares of our common stock that are present, in person or by proxy, and voted on this Proposal at the Annual Meeting. Proxies solicited by the Board of Directors for which no specific instruction is given with respect to this Proposal will be voted FOR approval of the 2010 Plan. Abstentions will have the same effect as a vote against adoption of the 2010 Plan, and any broker non-votes will be treated as if they had not been voted and, therefore, will not be counted, except for quorum purposes.

The Board of Directors believes that approval of the 2010 is in the best interests of the shareholders, because the 2010 Plan will enhance the Company’s ability to retain existing executive officers, key management personnel and directors and to compete with other banking and financial services organizations and provide a means by which the Company can better align the interests of management with the interests of the shareholders, without increasing the aggregate number of shares that may be issued pursuant to equity incentives above 15% of the Company’s outstanding shares.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2010 PLAN.

Description of the 2010 Plan

The following is a summary of certain principal features of the 2010 Equity Incentive Plan. This summary does not purport to be a complete description of the 2010 Plan, and is qualified in its entirety by the full text of the 2010 Plan, which is attached as Appendix A to this Proxy Statement and is incorporated herein by this reference. Capitalized terms used in the summary below have the meanings given to those terms in the 2010 Plan unless otherwise noted.

Eligibility to be Granted Stock Options, Stock Appreciation Rights and Restricted Stock

Nonqualified Stock Options, Stock Appreciation Rights and Restricted Stock. The persons eligible to receive nonqualified options, SARs and restricted stock under the 2010 Plan are the officers, other key employees and directors of the Company or any its subsidiaries and affiliates (as defined in the 2010 Plan) who are designated as Participants by the Committee. As of March 31, 2010 a total of 213 executive officers, key employees and directors would have been eligible to receive grants of nonqualified options, SARs and restricted stock under the 2010 Plan. Participants receiving any such equity incentives (“Awards”) will enter into individual Award Agreements with the Company that contain the terms and conditions of the particular Awards granted to them by the Committee.

Incentive Stock Options. Recipients of incentive stock options, which may be granted only to officers and other employees of the Company or its subsidiaries, are accorded certain income tax benefits under the Internal Revenue Code of 1986, as amended (the “Code”), that are not available to recipients of nonqualified stock options. As of March 31, 2010, there were a total of 3 executive officers and approximately 205 other employees of the Company or its subsidiaries that would have been eligible to receive a grant of incentive stock options under the 2010 Plan. An employee who is granted an incentive option may, if otherwise eligible, be granted additional incentive options, if the Committee so determines. However, if the aggregate market value of the incentive options of an optionee that become exercisable for the first time in any year were to exceed $100,000, only the first $100,000 of such options would be accorded incentive stock option treatment under the Code. The remaining options, in that event, would be treated as nonqualified options for income tax purposes. For purposes of determining whether or not this limitation has been exceeded, options are valued at the fair market value of the underlying shares determined as of the date the options were granted.

Administration

The 2010 Plan provides that it shall be administered by the Board of Directors or a Committee of the Board designated by it. The Board of Directors has designated its Compensation Committee to administer, and to make grants of Awards under, the 2010 Plan. It is intended that each member of the Committee will qualify as a “non-employee director” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “outside director” for purposes of Section 162(m) of the Code, an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, and an “independent director” under the NASDAQ Listed Company Rules.

Subject to the terms of the 2010 Plan, the Committee is authorized to select persons eligible to receive Awards and to determine the form, amount, timing and other terms of the Awards to be granted. The Committee may delegate to one or more separate committees composed of one or more members of the Board or one or more officers of the Company its authority regarding Awards to individuals not subject to Section 16 of the Exchange Act or Section 162(m) of the Code. The Committee is authorized to interpret and construe the 2010 Plan and the terms and conditions of any Award granted under the Plan, to prescribe such rules and procedures as it may deem necessary or advisable for the administration of the 2010 Plan, to interpret and amend any of such rules or procedures and to make all other decisions and determinations required pursuant to the Plan or any Award Agreement or as the Committee deems necessary or advisable to administer the Plan. The Committee’s determinations under the 2010 Plan need not be uniform and may be made selectively among Participants to whom Awards are granted under the 2010 Plan, whether or not such Participants are similarly situated. No member of the Committee or any subcommittee shall be liable for any action or determination made by the Committee or such subcommittee in good faith with respect to the 2010 Plan or any Award granted under the 2010 Plan.

Shares Available under the 2010 Plan

Subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control,” the total number of shares that may be issued under the 2010 Plan shall be the sum of (i) 400,000 shares, plus (ii) the 158,211 shares of common stock that are currently available for the grant of equity incentives under the Prior Plans, plus (iii) a number of shares equal to the shares which are subject to any of the currently outstanding stock options or other equity incentives previously granted under the Prior Plans that, following the approval of the 2010 Plan, terminate, expire or lapse, or are forfeited to or repurchased by the Company, for any reason.

If any Award granted under the 2010 Plan should expire, terminate, or be forfeited or canceled, the shares subject thereto shall be released and shall again be available for the grant of new Awards under the 2010 Plan. Shares that are withheld in order to satisfy federal, state, or local tax liabilities shall again become eligible for grant or issuance under the 2010 Plan. Additionally, only the number of shares actually issued upon exercise of an SAR shall count against the above limits.

Term of the 2010 Plan

Unless earlier terminated by the Board, as described below under the heading “Amendment and Termination,” the 2010 Plan will terminate 10 years after its adoption by the Board, and no further Awards may be granted under the 2010 Plan after that date. The termination of the 2010 Plan will not affect any Awards granted under the 2010 Plan prior to its termination.

Prohibition Against Repricing of Options and SARs

Subject to adjustment as described below under the heading “Changes in Capital Structure and Changes of Control,” unless first approved by our shareholders by the affirmative vote of a majority of the votes cast, neither the Committee nor the Board shall cause or permit the cancellation, substitution or amendment of any stock option or SAR that would have the effect of reducing the exercise price of the subject option or the base price of the subject SAR at which such option or SAR was granted under the 2010 Plan, or otherwise approve any modification to such option or SAR that would be treated as “repricing” under the then applicable rules, regulations or listing requirements adopted by the principal exchange on which the Company’s shares are listed for trading.

Stock Options

The Committee is authorized to grant stock options, including both incentive stock options under Section 422 of the Code (“ISO”), which can result in potentially favorable tax treatment to the Participant, and non-qualified stock options. The exercise price per share subject to an option is determined by the Committee, but may not be less than 100% of the fair market value of a share on the date of grant; except that, with respect to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price per share subject to an ISO may not be less than 110% of the fair market value of a share on the date of grant. For purposes of the 2010 Plan, the term “fair market value” shall mean: (i) while the shares are traded on a stock exchange which reports closing sale prices, the closing sale price of such shares as reported by the principal exchange on which such shares are admitted or traded on the date as of which such value is being determined or, if there is no closing sale price for such date, on the next succeeding date for which a closing sale price is reported, or (ii) pursuant to a permitted valuation method under Section 409A of the Code if the shares are not listed or admitted to trading on a stock exchange which reports closing sale prices. However, if “fair market value” cannot be determined in the manner provided in clause (i) or clause (ii) above, “fair market value” shall be the value determined by the Committee, on a good faith basis, using any reasonable method of valuation in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(B).

The maximum term of each option, the times at which each option will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally will be established by the Committee in the individual Award Agreements, except that no option may have a term exceeding 10 years and no ISO granted to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company may have a term exceeding 5 years. Options may be exercised by payment of the exercise price in cash or in such other form of consideration as shall be approved by the Committee, as expressly set forth in the individual Award Agreement, which may include, without limitation, (i) by tendering previously acquired shares having an aggregate fair market value at the time of exercise equal to the aggregate exercise price of the shares with respect to which the option is to be exercised, (ii) by a net or “cashless” exercise of the option, whereby the Company withholds, rather than issues to the optionee, a number of the option shares having a fair market value, on the date of exercise, equal to the aggregate exercise price of the option, (iii) by payment under a broker-assisted sale and remittance program acceptable to the Committee, (iv) if permitted by applicable law, by delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid for the shares and containing such terms and conditions as shall be approved by the Committee, (v) by a combination of the methods set forth in clauses (i) through (iv) above, or (vi) by any other lawful means as the Committee may approve.

Options are nontransferable, other than upon death, in which case they may be transferred by will or the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights, and generally may be exercised only by an optionee while employed by or in the service of the Company. If an optionee’s employment or service with the Company or any subsidiary is terminated for any reason, those of his or her options that have not yet become exercisable will terminate automatically. Any options that have previously become exercisable will remain exercisable for such period of time, not exceeding three months, after termination of employment, as shall be determined by the Committee at the time the options are granted. However, if the termination of employment or service is due to the optionee’s disability or death, the options that had become exercisable prior to such termination of employment or service may remain exercisable for up to 12 months thereafter. Upon termination of any unexercised option, the shares subject to that option will again be available for the grant of options under the 2010 Plan.

SARs

The Committee is authorized to grant SARs entitling the Participant to receive an amount by which the fair market value of a share on the date of exercise exceeds the grant price of the SAR. The grant price of a SAR is determined by the Committee but may not be less than 100% of the fair market value of a share on the date of grant. SARs may be granted by themselves or in tandem with grants of stock options. The maximum term of each SAR, the times at which each SAR will be exercisable, and the provisions requiring forfeiture of unexercised SARs at or following termination of employment generally will be established by the Committee in the individual Award Agreements, except that each SAR shall terminate no later than the tenth anniversary of the date of grant and no SAR granted in tandem with an option may have a term exceeding the term of the related option. SARs may be exercised at such time and upon conditions as are determined by the Committee and set forth in the Award Agreement. Payment by the Company of the amount by which the fair market value of each SAR exercised exceeds the grant price shall be made, as determined by the Committee in its discretion, in cash, shares, or a combination thereof, as set forth in the individual Award Agreement.

Restricted Stock

The Committee is authorized to grant awards of restricted stock. A grant of restricted stock is an Award of shares, the grant, issuance, retention and/or vesting of which is subject to certain restrictions specified by the Committee in the individual Award Agreements. A Participant who has been granted restricted stock has the rights as a shareholder with respect to the shares of restricted stock only to the extent provided in the Award Agreement. For example, during the restricted period, Participants holding shares of restricted stock may be entitled to receive dividends and other distributions paid with respect to and to vote such shares, unless otherwise provided in the Award Agreement.

Qualified Performance-Based Awards

The Committee may grant “qualified performance-based” Awards under the 2010 Plan, which are Awards that are subject to the achievement of performance goals as may be determined by the Committee and specified in the relevant Award Agreement. Award Agreements for qualified performance-based Awards will contain such terms, provisions, conditions and restrictions as may be necessary to qualify such Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code.

The performance criteria upon which a qualified performance-based Award may be based shall include the following: (i) interest income or interest income growth, (ii) net interest income or net interest income growth, (iii) net interest margin or net interest margin improvements, (iv) non-interest income or non-interest income growth, (v) reductions in non-interest expense or improvement in the Company’s efficiency ratio, (vi) reductions in non-accrual loans or other problem assets, (vii) earnings before income taxes, (viii) net income, (ix) per share earnings, (x) increases in core deposits, either in absolute dollars or as a percentage or total deposits, or both, (xi) return on average equity, (xii) total stockholder return, (xiii) share price performance, (xiii) return on average assets or on various categories of assets, (xiv) comparisons of selected Company performance metrics, including any of the metrics set forth in the preceding clauses, to the comparable metrics of a selected peer group of banking institutions or a stock index, as applicable, (xv) customer satisfaction, (xvi) individualized business or performance objectives established for the Participant, or (xvii) any combination of the foregoing. Performance goals may be measured annually or cumulatively over a period of years, and may be absolute or relative.

Tax Withholding; Other Terms of Awards

The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares to be distributed will be withheld (or previously acquired shares or other property be surrendered by the Participant) to satisfy withholding and other tax obligations. Awards granted under the 2010 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Awards granted under the 2010 Plan, if specified in a particular Award Agreement, may be transferred without consideration to such Participant’s “family member” as that term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act. At the Committee’s discretion, a particular Award Agreement may provide that the Participant shall have the right to designate a beneficiary who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. ISOs may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Changes in Capital Structure and Changes in Control

In order to preserve, but not increase, the benefits to Participants under the 2010 Plan, in the event of any change with respect to the outstanding shares by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a change of control (as defined in the 2010 Plan), the Committee shall adjust any or all of (i) the maximum number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number and kind of shares, units, other rights or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, (iii) the exercise or base price with respect to any Award, and (iv) any other terms of an Award that are affected by the event. Adjustments to

ISOs, to the extent practicable, shall be made in a manner consistent with the requirements of Section 424(a) of the Code and any adjustment affecting an Award intended as performance-based compensation shall be made consistent with the requirements of Section 162(m) of the Code.

In order to preserve, but not increase, the benefits to Participants under the 2010 Plan in the event of a change of control (as defined in the 2010 Plan), the Committee may, in its sole discretion, in individual Award Agreements, provide terms and conditions it deems appropriate for the vesting of such Award and with respect to the assumption of such Award or the exchange of the Award for comparable securities under another incentive plan. In the event of a change of control, and whether or not the terms of an outstanding option agreement provide for the acceleration of vesting in the event of a change of control, or to the extent the option is vested and not yet exercised, the Committee may provide for the purchase or exchange of each option for an amount of cash or property with a value equal to the spread between (i) the value of the cash or property that the Participant would have received pursuant to the change of control transaction in exchange for the shares underlying the option had such option been exercised immediately prior to the change of control, and (ii) the exercise price of the option. In the event of a change of control, and whether or not the terms of an outstanding SAR provide for the acceleration of vesting in the event of a change of control, or to the extent the SAR is vested and not yet exercised, the Committee may provide for the purchase or exchange of such SAR for an amount of cash or property with a value equal to the value of the cash or property that the Participant would have received pursuant to the change of control transaction in exchange for the shares underlying the SAR had such SAR been exercised immediately prior to the change of control. The Committee shall be entitled to, in its sole discretion, to accelerate the vesting of any or all options and SARs, and/or the lapse of the restrictions on any or all restricted stock, even if the surviving entity in any change of control transaction has agreed to assume the options and SARs outstanding under the 2010 Plan, or issue substitute options or restricted stock or new equity incentives in exchange for the outstanding options, and any outstanding SARs and restricted stock. In any event, upon consummation of a change of control of the Company, any options or SARs that are neither assumed by the surviving entity, with the consent of the Company, nor exercised will terminate. The 2010 Plan provides for written notice to be given to the Plan Participants of the Company’s execution of a definitive agreement providing for the consummation of a change of control not less than 15 days prior to the anticipated effective date of the proposed change of control transaction; but any failure or delay in giving such notice will not affect the validity or constitute grounds for delaying consummation of the change of control transaction.

Amendment and Termination

The Board may amend, alter or discontinue the 2010 Plan and, to the extent permitted by the 2010 Plan, the Board or the Committee may amend any Award Agreement, provided, however, that the Company must obtain shareholder approval of any amendment to the Plan requiring such approval by NASDAQ Listed Company Rules or that would (i) increase the maximum number of shares for which Awards may be granted under the 2010 Plan, (ii) reduce the price at which stock options may be granted below 100% of fair market value on the date of grant, (iii) reduce the option price of outstanding stock options, (iv) extend the term of the 2010 Plan, (v) change the class of persons eligible to be Participants, or (vi) increase the limits on ISOs that may be issued under the 2010 Plan and/or the number of shares that may be the subject of Awards granted under the 2010 Plan to any one Participant during any fiscal year period. However, no amendment or alteration shall be made to the 2010 Plan or any Award Agreement that would impair the rights of any Participant, without such Participant’s consent, under any Award granted under the 2010 Plan, except that no such consent will be required with respect to any amendment or alteration if the Committee determines, in its sole discretion, that such amendment or alteration either (a) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminishment has been otherwise adequately compensated.

Accounting Treatment

As required by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718-10,”Share-Based Payment, upon the grant of options, SARs or restricted shares pursuant to the 2010 Plan, for financial reporting purposes we will incur compensation expense that will be recognized over the estimated lives of the options, SARs or restricted shares. We are not able at this time to predict whether such compensation expense will be material, on an on-going basis, as that will depend on, among other things, the number of shares for which options, SARs or restricted stock rights are granted and the prices of our common stock in the future.

U.S. Tax Aspects

The following is a brief description of the federal income tax consequences generally arising with respect to Awards under the 2010 Plan.

The grant of an option gives rise to no tax consequences for the Participant or the Company. The exercise of an option has different tax consequences depending on whether the option is an ISO or a nonqualified option. Upon exercising an ISO, the Participant recognizes no income for regular income tax purposes, but the option spread is taken into account in computing liability for the alternative minimum tax imposed by Section 55 of the Code. On exercising a nonqualified option, the Participant recognizes ordinary income equal to the excess, on the date of exercise, of the fair market value of the shares acquired on exercise of the option over the exercise price.

The disposition of shares acquired on exercise of an option may have different tax consequences depending on whether the option is an ISO or a non-qualified option and the timing of the disposition. On a disposition of shares acquired on exercise of an ISO before the Participant has held those shares for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “ISO holding periods”), the Participant recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise of the ISO over the exercise price and (ii) the excess of the amount realized on the disposition of those shares over the exercise price. On a disposition of shares acquired on the exercise of a nonqualified option or on exercise of an ISO when the ISO holding periods have been met, the Participant will recognize capital gain or loss equal to the difference between the sales price and the Participant’s tax basis in the shares. That gain or loss will be long-term if the shares have been held for more than one year as of the date of disposition. The Participant’s tax basis in the shares generally will be equal to the exercise price of the option plus the amount of any ordinary income recognized in connection with the option.

Section 409A of the Code provides that participants in certain “deferred compensation” arrangements will be subject to immediate taxation and, among other penalties, will be required to pay an additional 20% tax on the value of vested deferred compensation if the requirements of Section 409A are not satisfied. Options and SARs may be considered “deferred compensation” for purposes of Section 409A unless certain requirements are met. The Company expects that options granted under the 2010 Plan will meet these requirements and will thus not be subject to Code Section 409A, but no assurances to this effect can be given.

The Company generally will be entitled to a tax deduction equal to the amount that the Participant recognizes as ordinary income in connection with the exercise of an option. The Company is not entitled to a tax deduction relating to any amount that constitutes a capital gain for a Participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the Participant holds the shares for the ISO holding periods prior to disposing of the shares.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation in excess of $1.0 million paid in any taxable year to the Company’s chief executive officer and the next three highest compensated executive officers (a “covered employee”). Compensation that qualifies as “performance-based compensation,” however, is excluded from the $1.0 million deductibility cap. The Company intends that options and certain other Awards granted to covered employees under the 2010 Plan qualify as “performance- based compensation” so that deductions with respect to options and such other Awards will not be subject to the $1.0 million cap under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 2010 Plan will qualify as “performance based compensation” so that deductions are not limited by Section 162(m) of the Code.

Section 280G of the Code provides special rules in the case of golden parachute payments. Those rules could apply if, on a change in control of the Company, the acceleration of options or other Awards held by a Participant who is an officer, director or highly-compensated individual with respect to the Company, together with any other compensation paid to the Participant that is contingent on the change in control of the Company, have a present value of at least three times the Participant’s average annual compensation from the Company over the prior five years (the “average compensation”). In that event, the contingent compensation that exceeds the Participant’s average compensation, adjusted to take account of any portion thereof shown to be reasonable compensation, would not be deductible by the Company and would be subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the Participant.

The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2010 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to Participants in the 2010 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2010 Plan should consult a tax adviser as to the tax consequences of participation in the 2010 Plan.

Determination of Participants to Receive Awards under the 2010 Plan

The Company believes that Awards granted under the 2010 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. No determinations have been made as to the types or amounts of Awards that will be granted to specific individuals under the 2010 Plan. Because persons to whom Awards may be made are to be determined from time to time by the Compensation Committee in its discretion, it is not possible at this time to indicate the precise number, names or positions of persons who will hereafter receive Awards under the 2010 Plan or the nature and terms of such Awards. Similarly, it is not possible to determine the benefits or amounts that would have been received by or allocated to such persons in fiscal 2009 if the 2010 Plan had been in effect during that year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) were the Company’s independent registered public accountants and, in that capacity, audited the Company’s consolidated financial statements, for the fiscal year ended December 31, 2009 and, in connection with that audit, also conducted audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007. A representative of Squar Milner is expected to attend the Annual Meeting, and will be afforded an opportunity to make a statement and to respond to appropriate questions from shareholders.

The Audit Committee has not yet selected an independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2010, as the Committee is still awaiting a proposal from Squar Milner respect to the conduct of that audit.

In 2008, Grant Thornton, LLP (“Grant Thornton”) audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2008.

Change in Certifying Accountants

As previously reported by us, effective June 17, 2009 the Audit Committee of the Board of Directors (i) dismissed Grant Thornton as the Company’s independent registered public accounting firm, and (ii) approved the appointment and engagement of Squar Milner as the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2009.

The audit reports of Grant Thornton on our financial statements for the fiscal years ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Also, during the period from January 1, 2007 to the date of the change in the Company’s independent registered public accounting firm from Grant Thornton to Squar Milner, there were no disagreements between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Additionally, during that same period, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We provided Grant Thornton with a copy of the disclosure we included in our Current Report on Form 8-K reporting its dismissal and Grant Thornton furnished us with a letter addressed to the Securities and Exchange Commission stating that Grant Thornton agreed with the above statements that we made in that Current Report.

During the period from January 1, 2007 to June 17, 2009 (the date we engaged Squar Milner), neither the Company, nor anyone acting on its behalf, consulted with Squar Milner regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S–K.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee’s Charter provides that the Audit Committee must pre-approve services to be performed by the Company’s independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of Squar Milner pursuant to which it provided the audit and audit related services described below for the fiscal year ended December 31, 2009. Squar Milner did not provide any other services to us in 2009.

Audit and Other Fees Paid in Fiscal Years 2009 and 2008

Squar Milner performed the following services for the Company relating to the year ended December 31, 2009 and Grant Thornton performed the services described below for the Company relating to the years ended December 31, 2009 and 2008:

Audit Services Rendered by Squar Milner in 2009. Audit services rendered by Squar Milner consisted of (i) an audit of the Company’s consolidated financial statements for the year ended December 31, 2009, and in connection therewith, audits of the Company’s consolidated financial statements for the years ended December 31, 2008 and 2007, and (ii) reviews of the Company’s quarterly financial statements that were included in our Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended June 30, 2009 and September 30, 2009, and an audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2009 pursuant to the Federal Deposit Insurance Corporation Improvement Act (known as “FDICIA”).

Audit Related Services Rendered by Squar Milner in 2009. Audit related services rendered by Squar Milner in 2009 consisted of services in connection with the Company’s responses to an SEC comment letter relating to certain of our reports that we filed under the Securities Exchange Act of 1934, as amended.

Audit Services Rendered by Grant Thornton in 2009 and 2008. Audit services rendered by Grant Thornton in 2009 consisted of a review of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2009. Audit services rendered by Grant Thornton in 2008 consisted of an audit of the Company’s consolidated financial statements for, and reviews of the Company’s quarterly financial statements that were included in our Quarterly Reports on Form 10-Q filed with the SEC during, the year ended December 31, 2008, and an audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008 in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Services Rendered by Grant Thornton in 2008. Grant Thornton rendered tax advisory and planning and income tax preparation services to us in 2008.

Other Services. Neither Squar Milner nor Grant Thornton rendered any other professional or any consulting services to us during 2009 or 2008.

The following table contains information regarding the fees billed by Squar Milner for the services it rendered to us in 2009 and by Grant Thornton for its services to us in 2009 and 2008, respectively. Squar Milner did not render any services to us in 2008.

	Fees Billed by Squar Milner	Fees Billed by Grant Thornton
	2009	2009	2008
Audit Services	$408,451	$29,700	$469,800
Audit Related Services	$22,900	$—	$—
Tax Services	$—	—	$22,680

The Audit Committee determined that the provision of tax services rendered by Grant Thornton to us in 2008 and the fees paid by us for those services were compatible with maintaining the independence of Grant Thornton.

SOLICITATION

We will pay the costs of soliciting proxies from our shareholders, and plan on soliciting proxies by mail. In order to ensure adequate representation at the Annual Meeting, our directors, officers and employees and those of the Bank may, without additional compensation therefor, communicate with shareholders, brokerage houses and others by telephone, email, facsimile or in person, to request that proxies be furnished. We also may retain Georgeson Inc. to serve as a proxy solicitor for us at a fee that we expect will not exceed $10,000, plus reimbursement of its out-of-pocket expenses. Georgeson may solicit proxies via personal interview, telephone, facsimile, email and mail. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

SHAREHOLDER PROPOSALS

Under Securities Exchange Act Rule 14a-8, any shareholder desiring to submit a proposal for inclusion in our proxy materials for our 2011 Annual Meeting of Shareholders must provide the Company with a written copy of that proposal by no later than 120 days before the first anniversary of the date on which the Company’s proxy materials for 2010 Annual Meeting were first released. However, if the date of our Annual Meeting in 2011 changes by more than 30 days from the date of our 2010 Annual Meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2011 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested shareholders should refer.

OTHER MATTERS

We are not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is properly brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

By Order of the Board of Directors

Raymond E. Dellerba
President and Chief Executive Officer

April 22, 2010

The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2009 is being mailed concurrently with this Proxy Statement to all shareholders of record as of March 29, 2010. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 WILL BE PROVIDED (WITHOUT EXHIBITS) TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PACIFIC MERCANTILE BANCORP, 949 SOUTH COAST DRIVE, THIRD FLOOR, COSTA MESA, CALIFORNIA 92626.

Appendix A

PACIFIC MERCANTILE BANCORP

2010 EQUITY INCENTIVE PLAN

This 2010 Equity Incentive Plan (the “Plan”) is hereby established and adopted, as of the Effective Date set forth in Section 13.1 of this Plan, by Pacific Mercantile Bancorp, a California corporation (the “Company”).

1.	PURPOSES OF THE PLAN

The purposes of the Plan are: (a) to further align the interests of Company employees and directors with those of the Company’s shareholders by providing incentive compensation opportunities tied to the performance of the Company’s Common Stock and by promoting increased ownership of the Company’s Common Stock by such individuals; and (b) to enhance the Company’s ability to motivate, attract, and retain the services of officers and other key employees, and directors, upon whose judgment, and special efforts the successful conduct of the Company’s business is largely dependent, by enabling the Company to grant to such individuals Awards consisting not only of stock options and restricted stock, but also stock appreciation rights.

2.	DEFINITIONS

2.1 When used with reference to the Company, the term “Affiliate” shall mean:

(a) with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b) with respect to Awards other than Incentive Stock Options, in addition to any entity described in paragraph (a) of this Section 2.1, any other corporation, limited liability company, partnership, joint venture or other entity, whether now existing or hereafter created or acquired, in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

2.2 “Award” means a Stock Option, Stock Appreciation Right (or SAR), or Restricted Stock granted to a Participant pursuant to the Plan. The terms “Stock Option”, “Stock Appreciation Right” (or “SAR”), and “Restricted Stock” shall have the respective meanings given to such terms in Section 5 of this Plan.

2.3 “Award Agreement” shall have the meaning set forth in Section 3.3(f) of this Plan.

2.4 “Board” means the Board of Directors of the Company.

2.5 For purposes of this Plan, a “Change of Control” shall mean and shall be deemed to have occurred on the happening of any of the events described in subsections (a) through (f) of this Section 2.5; provided, however, for purposes of any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the term Change of Control shall mean a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, within the meaning of Treasury Regulation § 1.409A-3(i)(5):

(a) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(i) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the

Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(ii) an acquisition of voting securities of the Company by a corporation or other entity owned, directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Shares of the Company.

(b) at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof; or

(c) the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving entity in such transaction, other than a merger, consolidation, or reorganization that would result in the persons who are beneficial owners of the Company’s voting securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least a simple majority of the combined voting power of the Company’s voting securities (or the voting securities of the surviving entity in such transaction) outstanding immediately after such merger, consolidation or reorganization or other similar corporate transaction; or

(d) the sale or other disposition of all or substantially all of the assets of the Company; or

(e) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(f) the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

2.6 “Code” shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

2.7 “Committee” shall mean the committee appointed by the Board of Directors from among its members to administer the Plan pursuant to Section 3.

2.8 “Common Stock” means the Company’s Common Stock, without par value.

2.9 “Company” means Pacific Mercantile Bancorp.

2.10 “Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

2.11 “Effective Date” means the effective date of this Plan as described in Section 13.1 of this Plan.

2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of that Act.

2.13 “Fair Market Value” on any given date means the value of one Share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price per Share of Common Stock on the date of valuation on the Nasdaq Stock Market or the principal stock exchange (as the case may be) on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price per share of the Common Stock on the Nasdaq Stock Market or such principal stock exchange (as the case may be) on the next succeeding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on the Nasdaq Stock Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be determined by the Committee through the application of such other valuation method permitted under Treasury Regulation § 1.409A-1(b)(5)(iv)(A).

(c) If neither paragraph (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Committee in good faith through the reasonable application of a reasonable valuation method in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv)(B), which determination shall be conclusive and binding on all interested and affected parties.

2.14 “Incentive Stock Option” or “ISO” shall have the meaning set forth in Section 5.1(a) of this Plan.

2.15 “Option Agreement” shall have the meaning set forth in Section 5.1(a) of this Plan.

2.16 “Outside Director” shall mean a member of the Board of Directors who is not otherwise an employee of the Company.

2.17 “Nonqualified Stock Option” shall have the meaning set forth in Section 5.1(a) of this Plan.

2.18 “Participants” shall mean those individuals to whom Awards have been granted from time to time and any authorized transferee of such individuals.

2.19 “Performance Criteria” shall have the meaning set forth in Section 9.2 of this Plan.

2.20 “Plan” means this Pacific Mercantile Bancorp 2010 Equity Incentive Plan.

2.21 “Prior Plans” collectively means the (a) Pacific Mercantile Bancorp 1999 Stock Option Plan, (b) Pacific Mercantile Bancorp 2004 Stock Incentive Plan, and (c) Pacific Mercantile Bancorp 2008 Equity Incentive Plan.

2.22 “Qualified Performance-Based Award” means an Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more performance goals that are based on or determined with reference to the Performance Criteria specified in Section 9.2 hereof.

2.23 “Restricted Stock” shall have the meaning set forth in Section 5.1(c) of this Plan.

2.24 “Restricted Stock Agreement” shall have the meaning set forth in Section 5.1(c) of this Plan

2.25 “SAR Agreement” shall have the meaning set forth in Section 5.1(b) of this Plan.

2.26 “Securities Act” means the Securities Act of 1933, as amended from time to time, and any reference to a section of the Securities Act shall include any successor provision of that Act.

2.27 “Share” shall mean a share of Common Stock or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 11.

2.28 “Stock Appreciation Right” or “SAR” shall have the meaning set forth in Section 5.1(b) of this Plan.

2.29 “Stock Option” shall have the meaning set forth in Section 5.1(a) of this Plan.

2.30 “Subcommittee” shall have the meaning set forth in Section 3.2(a) of this Plan.

2.31 “Subsidiary” means any corporation or entity in which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.

2.32 “Termination Date” shall have the meaning set forth in Section 13.3 of this Plan.

2.33 “Time-Based Award” shall have the meaning set forth in Section 8.1(c)(i) of this Plan.

2.34 “Treasury Regulations” shall mean the regulations of the United States Treasury Department promulgated under the Code.

2.35 “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	ADMINISTRATION

3.1 Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board of Directors of the Company (the “Board”). The Board shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. The Board, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof, and in such instances references herein to the Committee shall refer to the Board of Directors. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an “independent director” under rules adopted by the NASDAQ Stock Market, (iii) a “nonemployee director” for purposes of Rule 16b-3 under the Exchange Act and (iv) an “outside director” under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2 Delegation and Administration.

(a) The Committee shall have the right, from time to time, to delegate to one or more separate committees (any such committee a “Subcommittee”) composed of (a) one or more directors of the Company (who may, but need not be, members of the Committee) or (b) one or more officers of the Company, the authority to grant Awards and take the other actions described in Section 3.3 below, subject to (i) such limitations as the Committee shall determine, (ii) the requirement, in the case of a delegation of authority to a Subcommittee that includes one or more officers, that the resolution delegating such authority shall specify the total number of Shares for which Awards may be granted by such Subcommittee, and (iii) the limitation that in no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any officers or other individuals who are subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code or who have been appointed to any such Subcommittee. Any action by any such Subcommittee in accordance with and within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and, in such event, references in this Plan to the Committee shall include any such Subcommittee. Additionally any actions that may be taken by a

Subcommittee composed of one or more officers of the Company shall be subject to review and approval, disapproval or modification by the Committee.

(b) The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares of Common Stock upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify in the resolutions providing for such delegation. Any action by any such officer within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such officer, provided that the actions and interpretations of any such officer shall be subject to review and approval, disapproval or modification by the Committee.

3.3 Powers of the Committee. Subject to the express limitations of the Plan, the Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan and to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(a) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein, and to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company;

(b) to determine which persons are eligible to be Participants in this Plan and the eligible Participants to whom Awards shall be granted hereunder and the time or times when any such Awards shall be granted to them;

(c) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price thereof and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment or service with the Company or an Affiliate, the satisfaction of performance goals or criteria, the occurrence of certain events, or other factors as may be determined by the Committee;

(d) to amend the terms of an Award in any manner that is not inconsistent with the Plan; provided, however, that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent;

(e) to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Qualified Performance-Based Award or other Award granted under this Plan;

(f) to prescribe and amend the terms of the agreements or other documents evidencing Awards (“Award Agreements”) made under this Plan (which need not be identical and the terms and conditions of which may vary as determined by the Committee or any Subcommittee thereof);

(g) to determine whether, and the extent to which, adjustments are required pursuant to Section 11 of this Plan; and

(h) to make all other determinations deemed necessary or advisable for the administration of this Plan.

3.4 Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as a Participant under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any Participant who is employed by an entity that ceases to be an Affiliate, (ii) any leave of absence approved by the Company or any Affiliate, and (iii) any change in the Participant’s status from an employee to a member of the Board, or vice versa.

3.5 Determinations of the Committee. All decisions, determinations, interpretations and actions by the Committee regarding this Plan shall be final, binding and conclusive on all Participants and any other persons claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons eligible to become Participants, whether or not such persons or Participants are similarly situated. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6 Limitation on Liability. No member of the Committee or any Subcommittee shall be liable for any action or determination made in good faith by the Committee or such Subcommittee with respect to the Plan or any Award hereunder. No employee of the Company and no member of the Board or Committee or of any Subcommittee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. The Company shall, to the fullest extent permitted by law, indemnify each member of the Board, the Committee or any Subcommittee, and any employee of the Company, with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under or with respect to the Plan.

4.	SHARES SUBJECT TO THE PLAN

4.1 Shares Subject to the Plan.

(a) Subject to adjustment, pursuant to Section 11.1 hereof, as to the number and kind of shares that may be issued under this Plan, the number of Shares authorized for issuance under this Plan is 400,000 Shares, plus (i) any Shares of Common Stock that, as of the Effective Date, are reserved for future issuance pursuant to Awards not yet granted under the Prior Plans (all of which shall, on the Effective Date, cease to be available for the grant of Awards under the Prior Plans), plus (ii) a number of Shares equal to the number of Shares of Common Stock which, as of the Effective Date, are subject to Awards granted under the Prior Plans that terminate, expire or lapse for any reason on or after the Effective Date (none of which Shares may thereafter become available for the grant of Awards under any of the Prior Plans), plus (iii) any Shares of Common Stock, issued after the Effective Date pursuant to Awards granted under the Prior Plans prior to the Effective Date, that are thereafter forfeited to or repurchased by the Company (none of which Shares may thereafter become available for the grant of Awards under any of the Prior Plans). However, except if and to the extent adjusted pursuant to Section 11.1 hereof, the maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan shall total, but shall not exceed, 1,704,555 Shares, less the number of Shares, if any, that are issued after the Effective Date pursuant to Awards granted prior to the Effective Date under the Prior Plans. If and to the extent any provisions of any of the Prior Plans conflict with this Section 4.1(a), then the provisions of this Section 4.1(a) shall supersede the conflicting provisions of the Prior Plans.

(b) For purposes of the foregoing limits on the maximum aggregate number of Shares of Common Stock that may be awarded or granted under this Plan, in the event that (i) all or any portion of any Award granted or offered under this Plan can no longer under any circumstances be exercised or purchased, or (ii) any Shares which had been the subject of an Award Agreement under this Plan are reacquired or purchased by the Company, then, the Shares that were not exercised or purchased by a Participant or that were reacquired or purchased by the Company (as the case may be) shall again be available for grant or issuance of Awards under this Plan. Shares which are withheld in order to satisfy federal, state or local tax liability (to the extent permitted by the Committee) shall not count against the above limits and shall again become available for grant or issuance under the Plan. Additionally, only the number of Shares actually issued upon exercise of a Stock Appreciation Right shall count against the above limits, and any Shares which were designated to be used for such purposes and that are not in fact so used shall again become available for grant or issuance under the Plan.

(c) Notwithstanding anything to the contrary contained in this Section 4.1, subject to Section 4.2 hereof, the maximum aggregate number of Shares of Common Stock authorized for issuance under this Plan that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be equal to the aggregate number of Shares described in Section 4.1(a), plus any Shares that become available for grant under this Plan pursuant to Section 4.1(b) above.

4.2 Individual Participant Limitations. The maximum number of Shares of Common Stock that may be the subject of Awards granted under this Plan, in the aggregate, to any one Participant during any fiscal year period shall be 200,000 Shares (which number shall be subject to adjustment as provided in Section 11 hereof). The foregoing limitations shall be applied on an aggregate basis taking into account Awards granted to a Participant under this Plan as well as awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliate now in existence or that may be adopted at any time hereafter.

5.	PLAN AWARDS

5.1 Award Types. The Committee, on behalf of the Company, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Stock Appreciation Rights (or “SARs”), and Restricted Stock. Such arrangements and benefits are sometimes referred to herein as “Awards.” The Committee, in its discretion, may determine that any Award granted hereunder shall be a Qualified Performance-Based Award (as hereinabove defined). An Award may consist of one of the following types of Awards or two or more different types of Awards in tandem or in the alternative.

(a) Stock Options. A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to Award Agreement evidencing the Award (the “Option Agreement”). The Committee may grant Stock Options intended to be eligible to qualify as incentive stock options pursuant to Section 422 of the Code (“Incentive Stock Options” or “ISOs”) and Stock Options that are not intended to qualify as ISOs (“Nonqualified Stock Options”), as it, in its sole discretion, shall determine.

(b) Stock Appreciation Rights. A stock appreciation right (“Stock Appreciation Right” or “SAR”) is a right to receive value, with respect to a specified number of Shares of Common Stock, equal to or otherwise based on the excess of (i) the market value of a Share of Common Stock at the time of exercise over (ii) the exercise price or “base price” of the right, subject to such terms and conditions as are expressed in the Award Agreement evidencing the Award (the “SAR Agreement”). That value may be paid to the Participant in cash or Shares of Common Stock as determined by the Committee and set forth in the SAR Agreement.

(c) Restricted Stock Awards. A “Restricted Stock” Award is an award of Shares of Common Stock under this Plan, the grant, issuance, retention and/or vesting of which is subject to one or more conditions, as are expressed in the Award Agreement governing the Restricted Stock Award (the “Restricted Stock Agreement”), which if not fully satisfied will entitle the Company to reacquire some or all of such Shares at such times and on such terms as are set forth in the Award Agreement.

5.2 Evidence of the Grant of an Award. The grant of an Award by the Committee under this Plan may be evidenced by a notice, document or other communication, in written or electronic form, as shall be approved by the Committee, subject to any requirements of law or of any rules or regulations (including accounting rules) applicable to the grant of Awards.

5.3 Suspension or Termination of Awards.

(a) General. The Committee may specify in any Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to the Award shall be subject to reduction, cancellation, forfeiture or recoupment, or that the vesting of any Award shall be subject to suspension or termination, upon the occurrence or non-occurrence of any event or events that are specified in such Award Agreement, in addition to any otherwise applicable vesting or performance conditions of the Award. Such events may include, but shall not be limited to, termination of Service for cause or any act of misconduct (as such terms are defined in the Participant’s Award Agreement), or other conduct by the Participant that is deemed to be detrimental to the business or reputation of the Company.

(b) Termination for Cause. Without limiting the generality of Section 5.3(a) above, unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment or service relationship with the Company or any Affiliate shall be terminated for cause, as the same may be defined in the Award Agreement of a Participant (or by reference to a definition of cause that is included in any employment agreement between the Company or any of its subsidiaries and the Participant), the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award in its entirety. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurred. Any such determination shall be final, conclusive and binding upon the Participant; provided, however, that for any Participant who is an “executive officer” for purposes of Section 16 of the Exchange Act, or an Outside Director, such determination shall be subject to the approval of the Board. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment or service relationship for cause (as defined in the Participant’s employment or service agreement with the Company or any Award Agreement of the Participant, as the case may be), the Company may suspend the Participant’s rights to exercise any Option or SAR, or receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 5.3.

5.4 Withholding. The Committee may and/or a Participant shall make arrangements acceptable to the Company for the satisfaction of any withholding tax obligations that arise under applicable federal, state, local or foreign law with respect to any Stock Option, SAR, or Restricted Stock Award or any sale of Shares acquired pursuant to any such Award. The Company shall not be required to issue any Shares or to recognize the disposition of any such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or a portion of the payment that would otherwise be paid to a Participant under such Award or by the Participant’s tender of Shares previously acquired by the Participant.

5.5 Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 11.1 hereof, neither the Committee nor the Board shall cause or permit the cancellation, substitution or amendment of any Stock Option or SAR that would have the effect of reducing the exercise price of such Stock Option or base price of such SAR at which such Stock Option or SAR was granted under the Plan, or otherwise approve any modification to such Stock Option or SAR that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by NASDAQ Stock Market or the principal exchange on which the Company’s Shares are listed for trading (if other than the NASDAQ Stock Market), unless and until such action is submitted to the shareholders for their prior approval and is approved by the affirmative vote of the holders of a majority of the Shares of the Company that are entitled to vote, and that are voted on, the proposal to approve such action.

6.	STOCK OPTIONS

6.1 Grant, Terms and Conditions of Stock Options. The Committee may grant Stock Options at any time and from time to time prior to the Termination Date of this Plan, as set forth in Section 13 below, to employees and

Outside Directors of the Company or any Affiliate selected by the Committee. No Participant shall have any rights as a stockholder with respect to any Shares subject to Stock Options awarded under this Plan until those Shares have been issued by the Company. The terms and conditions governing and the respective rights and obligations of the Participant and the Company with respect to each Stock Option shall be evidenced only by a Stock Option Agreement (in written or electronic form) as may be approved by the Committee containing such terms and conditions, not in conflict with the express terms of this Plan, as are determined by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. Stock Options granted pursuant to this Plan need not be identical, but each must contain or be subject to the terms and conditions set forth hereinafter in this Section 6.

6.2 Exercise Price. The exercise price per Share of a Stock Option shall not be less than 100 percent of the Fair Market Value of a Share of Common Stock on the date of grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per Share that is higher than such Fair Market Value.

6.3 Vesting of Stock Options. The Committee shall, in its discretion, prescribe the time or times at which, and the conditions upon which, a Stock Option, or portion thereof, shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued service of the Participant with the Company or any of its Affiliates for a specified time period or periods, or on the attainment of specified performance goals relating to Performance Criteria or the satisfaction of any other conditions that may be established by the Committee in its discretion.

6.4 Term of Stock Options. The Committee shall, in its discretion, prescribe in each Stock Option Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall not exceed ten (10) years from its date of grant. Except as otherwise provided in this Section 6 or as may be provided otherwise by the Committee in the Stock Option Agreement, no Stock Option may be exercised at any time during the term thereof unless the Participant is then an employee or director of the Company or one of its Affiliates.

6.5 Stock Option Exercise. Subject to such terms and conditions as shall be specified in any Stock Option Agreement, a vested Stock Option may be exercised in whole or in part at any time during the term thereof by delivery of a written or transmission of an electronic notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding taxes. The exercise price of a Stock Option shall be paid in cash or in such other form of consideration as shall be approved by the Committee, as expressly set forth in the Stock Option Agreement, and may include, without limitation, delivery of already owned Shares that have been held by the Participant, valued at the Fair Market Value of such Shares on the date of exercise; withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option; by payment under a broker-assisted sale and remittance program acceptable to the Committee; if permitted by the Committee and applicable law, by delivery of a full recourse promissory note in a principal amount equal to the exercise price that is being paid thereby and containing such terms and conditions as shall be approved by the Committee; by a combination of the methods described above; or by such other lawful method or means as may be approved by the Committee.

6.6 Additional Rules for ISOs.

(a) Eligibility. An ISO may only be granted to a Participant who is considered an employee for purposes of Treasury Regulation § 1.421-7(h) with respect to the Company or any Affiliate that qualifies as a “Subsidiary” with respect to the Company for purposes of Section 424(f) of the Code.

(b) Annual Limits. No ISO shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Shares of Common Stock with respect to which ISOs under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option or stock incentive plans of the Company or any Affiliate, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking ISOs into account in the order in which they were granted.

(c) Exercise Price and Term. If an ISO is granted to any 10% Stockholder, the exercise price may not be less than 110% of the Fair Market Value of a Share of Common Stock on the date of grant and the term of the ISO may not exceed 5 years.

(d) Termination of Employment. An Award of an ISO may provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following (i) a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code, or (ii) the death of the Participant.

(e) Nontransferability. An ISO shall by its terms be nontransferable other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order in settlement of marital property rights; but, to retain its eligibility for ISO treatment, must be exercised during the lifetime of a Participant only by such Participant.

(f) Other Terms and Conditions. Any ISO granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such ISO to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option Agreement for an ISO may provide that it shall be treated as a Nonqualified Stock Option to the extent that any of the requirements applicable to “incentive stock options” under the Code shall not be satisfied.

(g) Disqualifying Dispositions. If Shares acquired by exercise of an ISO are disposed of within two (2) years following the date of its grant or one (1) year following the issuance of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

7.	STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right (or SAR) may be granted to any employee or Outside Director selected by the Committee. SARs (i) may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event; and (ii) shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of any SAR at any time.

7.2 Freestanding Stock Appreciation Rights. An SAR may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in the SAR Award Agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with the Company or an Affiliate for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion, or both. An SAR will be exercisable or payable at such time or times as determined by the Committee, provided that the term of an SAR shall not exceed ten (10) years from its date of grant. The exercise or “base” price of an SAR granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per Share of any such freestanding SAR shall not be less than 100 percent of the Fair Market Value of a Share of Common Stock on the date of grant.

7.3 Tandem Stock Option/Stock Appreciation Rights. An SAR may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock

Option/SAR will entitle the holder to elect, as to all or any portion of the number of Shares subject to such Stock Option/SAR, to exercise either the Stock Option or SAR, resulting in the reduction of the corresponding number of Shares of Common Stock subject to the right so exercised as well as the tandem right not so exercised. An SAR granted in tandem with a Stock Option hereunder (a) shall have a base price per share equal to the per share exercise price of the Stock Option, (b) will be vested and exercisable at the same time or times that the related Stock Option is vested and exercisable, and (c) will expire or terminate (as the case may be) no later than the time at which the related Stock Option expires or terminates.

7.4 Payment of Stock Appreciation Rights. An SAR will entitle the holder, upon exercise by the holder or other payment thereof by the Company, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a Share of Common Stock on the date of exercise or payment of the SAR over the base price of such SAR, by (ii) the number of Shares as to which such SAR is exercised by the holder or is paid by the Company. Subject to any applicable requirements of Section 409A of the Code, payment of such amount may be made, as approved by the Committee and set forth in the SAR Agreement, in Shares valued at their Fair Market Value on the date of exercise or payment, or in cash or in a combination of Shares and cash, subject to applicable tax withholding requirements.

8.	RESTRICTED STOCK

8.1 Grant, Terms and Conditions of Restricted Stock. The Committee may grant Restricted Stock at any time and from time to time prior to the termination of the Plan to employees and Outside Directors selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement (as the case may be) evidencing such Award. The grant by the Committee of Restricted Stock shall be evidenced by such written or electronic notices or communications in such form as may be approved by the Committee. Awards of Restricted Stock granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(a) Terms and Conditions. Each Restricted Stock Agreement shall contain provisions regarding (i) the number of Shares subject to such Award or a formula for determining such, (ii) the purchase price (if any) of those Shares, and the methods by which payment of any purchase price may be paid, (iii) the satisfaction or achievement of conditions, including but not limited to, but subject to Section 8.1(c) below, any period of service or achievement of performance goals that shall determine the number of Shares that are granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares subject to such Award as may be determined by the Committee, (v) restrictions on the transferability of the Shares, and (vi) such additional terms and conditions, all as may be determined by the Committee, in each case not inconsistent with this Plan.

(b) Purchase Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock may be purchased by or awarded to a Participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such Shares at the date of grant or issuance, or that no price shall be payable for such Shares that have become vested.

(c) Vesting. Except as may otherwise be provided in Section 11.2 of the Plan:

(i) Vesting Based on Continuous Service. A Restricted Stock Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) in one or more installments based on the period of time that the Participant remains in the Continuous Service of the Company or an Affiliate; provided, however, that no such Restricted Stock for which vesting is based solely on the period of the Participant’s Continuous Service (a “Time-Based Award”) shall become 100% vested sooner than (x) the completion of three (3) years of continuous service, measured from its grant date, in the case of such an Award to any officer or employee or (y) one (1) year of continuous service, measured from its grant date, in the case of such an Award to any Outside Director.

(ii) Performance-Based Vesting. A Restricted Stock Award may provide that the Award shall vest (or that the restrictions to which the Award is subject may lapse) on the achievement, in whole or in part, of performance goals with respect to specified Performance Criteria (as set forth in Section 9 hereof), in which event the minimum vesting period of such an Award shall be no less than one (1) year from its grant date.

(iii) Time and Performance Based Awards. If a Performance-Based Award also provides that, notwithstanding a failure to achieve in full any of the specified performance goals, the Award may still become fully vested on the basis of the duration of the Participant’s Continuous Service, then, the Award may provide for a vesting period of not less than one (1) year if and to the extent the specified performance goal or goals are achieved, but also shall provide that the applicable vesting period based on the duration of Continuous Service shall not be less than three (3) years in the case of an officer or employee or one (1) year in the case of an Outside Director.

(iv) Effect of Termination of Continuous Service or Failure to Achieve Performance Goals. A Restricted Stock Award shall provide, in the case of a Time-Based Award, that if the Participant’s Continuous Service terminates prior to the time that the Restricted Stock Award has become fully vested, or, in the case of a Performance-Based Award, if any performance goal required to be achieved as a condition of vesting is not fully achieved, then, the Shares of Common Stock subject to that Award that fail to vest as a result thereof may, at the Company’s election, be repurchased, in whole or in part, by the Company at a repurchase price set forth in the applicable Award Agreement, but not less than the purchase price paid by the Participant, provided, however, that if the Participant was not required to pay any purchase price for the Shares of Common Stock subject to the Restricted Stock Award, then, the Award Agreement may provide that, upon a failure of the vesting requirement or requirements to be satisfied, the unvested Shares of Restricted Stock shall be cancelled or transferred to the Company, without the payment by the Company of any purchase price therefor.

(d) Restrictions on Transferability. Shares granted under any Restricted Stock Award shall be subject to transfer restrictions that prohibit the sale or other transfer, the assignment, pledge or encumbrance of any of the Shares until all applicable restrictions are removed or have expired and any applicable conditions have been satisfied as provided in the Award Agreement, unless otherwise allowed by the Committee. The Committee may provide, in any Award Agreement for the grant of any Restricted Stock, that the certificates representing the Shares awarded thereby (i) bear a legend making appropriate reference to the transfer restrictions imposed on the Shares, and/or (ii) shall remain in the physical custody of the Company or an escrow holder approved by the Committee until all restrictions are removed or have expired or the Shares subject to Restricted Stock Award have become vested.

(e) For purposes of this Plan, “Continuous Service” means (i) employment of a Participant by either the Company or any Affiliate thereof which is uninterrupted except for vacations, illness (other than permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any such Affiliate (as applicable), or (ii) service as a member of the Board of Directors of the Company or any Subsidiary until the Participant resigns, is removed from office, or his or her term of office expires and he or she is not reelected to the Board. Notwithstanding the foregoing, if the Participant’s position with the Company or any Affiliate terminates or ceases, but the Participant holds, or obtains within the succeeding fifteen (15) days, another position with the Company or any Affiliate, either as an employee or director thereof, the Participant’s Continuous Service shall not be deemed to have terminated or ceased and any Award granted to such Participant shall not be affected by, and the related Award Agreement shall remain in full force and effect notwithstanding, such change in position.

9.	QUALIFIED PERFORMANCE-BASED AWARDS

9.1 The Committee may designate Awards that are granted under this Plan as Qualified Performance-Based Awards. If the Committee, in its discretion, decides to grant a Qualified Performance-Based Award to a Participant, the provisions of this Section 9 shall control over any contrary provision contained in this Plan and the Award

Agreement shall contain such terms, provisions, conditions and restrictions as may be necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code; provided, however, nothing herein shall preclude the Committee, in its discretion, from granting Awards under this Plan that are based on Performance Criteria or performance goals that do not satisfy the requirements of this Section 9.

9.2 Performance Criteria.

(a) For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to the Company or any Affiliate as a whole or to any business unit of the Company or any Affiliate, either individually, alternatively or in any combination, or to any Participant, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) interest income or interest income growth, (ii) net interest income or net interest income growth, (iii) net interest margin or net interest margin improvements, (iv) non-interest income or non-interest income growth, (v) reductions in non-interest expense or improvement in the Company’s efficiency ratio, (vi) reductions in non-accrual loans or other problem assets, (vii) earnings before income taxes, (viii) net income, (ix) per share earnings, (x) increases in core deposits, either in absolute dollars or as a percentage or total deposits, or both, (xi) return on average equity, (xii) total shareholder return, (xiii) share price performance, (xiii) return on average assets or on specified categories of assets, (xiv) comparisons of selected Company performance metrics, including any of the metrics set forth in the preceding clauses, to the comparable metrics of a selected peer group of banking institutions or a stock index, (xv) customer satisfaction, or (xvi) individualized business or performance objectives established for the Participant, or (xvii) any combination of the foregoing. The Committee may determine performance goals in respect of the performance of the Company, any of its subsidiaries or affiliates, or any business unit thereof, either individually, alternatively or in any combination.

(b) The Committee may appropriately adjust any evaluation of performance under any Performance Criteria to exclude any of the following events that may occur during a performance period: (i) asset write- downs, (ii) litigation or judgments or settlements, (iii) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (as amended) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year. Notwithstanding satisfaction or any completion of any Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, Shares of Restricted Stock or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

10.	OTHER PROVISIONS APPLICABLE TO AWARDS

10.1 Transferability.

(a) No Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution or pursuant to a domestic relations order in settlement of marital property rights. Notwithstanding the foregoing, the Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms. Notwithstanding the foregoing, however, an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code and in no event shall any Permitted Transferee of any Participant be entitled to transfer the Award in whole or in part. Any purported assignment, transfer or encumbrance that does not qualify under this Section 10.1 shall be void and unenforceable against the Company.

(b) Notwithstanding any provisions in this Plan to the contrary, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.

10.2 Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.

10.3 Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s), may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to the effectiveness of any such agreement or document that it shall be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

10.4 Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares of Common Stock issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.

10.5 Affiliate Awards. In the case of a grant of an Award to any Participant who is an employee of an Affiliate, such grant may, if the Committee so directs, be implemented by the Company’s issuance of any Shares subject to such Award to the Affiliate, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Affiliate will transfer those Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Affiliate and shall be deemed granted on such date as the Committee shall determine.

10.6 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation and that is subject to Section 409A of the Code shall satisfy the requirements of Section 409A of the Code, to the extent applicable as determined by the Committee. The Award Agreement with respect to any such Award shall incorporate the terms and conditions required by Section 409A of the Code. If any deferral of compensation is to be permitted in connection with any Award, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

11.	CHANGES IN CAPITAL STRUCTURE AND CHANGES OF CONTROL

11.1 Adjustments For Changes in Capital Structure. In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan, if there shall occur any change with respect to the outstanding Shares of the Company’s Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the Shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change that does not constitute a Change of Control, or any other change affecting the Common Stock, the Committee shall cause an adjustment to be made in (i) the maximum number and kind of Shares provided in Section 4.1 and Section 4.2 hereof, (ii) the number and kind of Shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the exercise or base price for each Share or unit or other right subject to then outstanding Awards, and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code and any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

11.2 Change of Control Transactions. In order to preserve, as nearly as practical, but not to increase, the benefits to Participants under this Plan, in the event of a Change of Control of the Company:

(a) The Committee shall have the discretion to provide, in any or all Award Agreements, such terms and conditions as it deems appropriate with respect to (i) the vesting of such Award in the event of a Change of Control, and (ii) the assumption of such Award or the exchange therefor of comparable securities under another incentive program in the event of a Change of Control. In addition, the aforementioned terms and conditions may vary from Award Agreement to Award Agreement as the Committee deems appropriate.

(b) Whether or not the terms of an outstanding Option Agreement provide for acceleration of vesting in the event of a Change of Control, or to the extent that an Option is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change of Control transaction, for the purchase or exchange of any or each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change of Control transaction in exchange for the Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change of Control, and (y) the Exercise Price of the Option.

(c) Whether or not the terms of an outstanding SAR provide for acceleration of vesting in the event of a Change in Control, or to the extent that an SAR is vested and not yet exercised, the Committee in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of any or each SAR for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the Shares issuable upon exercise of the SAR had the SAR been exercised immediately prior to the Change in Control.

(d) Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2, the Committee shall have the power and authority, in its sole discretion, to accelerate the vesting of any or all of the Options and SARs and/or the lapse of the restrictions on any or all of the Restricted Stock, even if the surviving entity in a Change of Control transaction agrees to assume the Options and SARs outstanding under this Plan, or issue Substitute Options or Restricted Stock or new equity incentives for the then outstanding Options, SARs or Restricted Stock. Additionally, the terms and conditions relating to the vesting of Options and SARs and the lapse of restrictions on Restricted Stock in the event of the consummation of a Change of Control may vary from Award Agreement to Award Agreement, as the Committee, in its discretion, deems appropriate.

(e) All outstanding Options and SARs shall terminate and cease to be exercisable upon the consummation of a Change of Control, except to the extent that, with the consent of the Company, the Options or SARs are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change of Control transaction.

(f) If the Company enters into a definitive agreement that provides for the consummation of a Change of Control, the Committee shall cause written notice of such proposed Change of Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed Change of Control transaction; provided, however, that any delay in giving or any failure to give such notice shall not affect the validity of nor shall it entitle any Participant to obtain a delay or postponement in the consummation of the Change of Control transaction.

(g) Notwithstanding anything to the contrary that may be contained elsewhere in this Section 11.2 or elsewhere in this Plan, if pursuant to any of the above provisions of this Section 11.2 above, an acceleration of the vesting of any Options or SARS or the lapse of restrictions on any Restricted Stock occurs or is deemed to have occurred immediately prior to the consummation of a Change of Control, but the Change of Control transaction is terminated or abandoned, for any reason whatsoever, before consummation thereof, then such acceleration of vesting and lapse of restrictions shall be deemed to have not occurred and the vesting schedule for the Options and SARs and the schedule or conditions for lapse of restrictions on Restricted Stock, as in effect prior to such acceleration, shall be reinstated to the same extent as if no definitive agreement providing for such Change of Control Transaction had ever been entered into by the Company.

11.3 Company or Stockholder Actions Affecting the Capital Structure of the Company. Notwithstanding anything to the contrary that may be contained elsewhere in this Plan, the existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or as may be provided by the Committee, (i) the issuance by the Company of Shares, or any class of securities convertible into Shares, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, (ii) the payment of a dividend in cash or property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares of Common Stock that are subject to Stock Options or other Awards theretofore granted under this Plan or the purchase price per Share of such Common Stock, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

12.	LISTING OR QUALIFICATION OF COMMON STOCK

In the event that the Committee determines in its discretion that the listing or qualification of the Shares of Common Stock available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such

Shares, then, a Stock Option or SAR may not be exercised in whole or in part and a Restricted Stock Award shall not vest or be settled unless such listing, qualification, consent or approval has been unconditionally obtained.

13.	EFFECTIVE DATE, AMENDMENT AND TERMINATION OF THE PLAN

13.1 Effective Date. This Plan was approved by the Board of Directors on April 13, 2010 and shall become effective immediately following approval of the Plan by the affirmative vote of the holders of a majority of the shares of stock that are entitled to vote and are voted on the proposal to approve this Plan. Such approval by the shareholders was obtained and, accordingly, the Plan became effective on May     , 2010.

13.2 Amendments. The Board may amend, alter or discontinue the Plan and, to the extent permitted by this Plan, the Board or the Committee may amend any Award Agreement or other document evidencing an Award made under this Plan, provided, however, that the Company shall submit for shareholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11) required to be submitted for stockholder approval by NASDAQ or that otherwise would:

(a) Increase the maximum number of Shares for which Awards may be granted under this Plan;

(b) Reduce the price at which Stock Options may be granted below the price provided for in Section 6.2;

(c) Reduce the exercise price of any outstanding Stock Options;

(d) Extend the term of this Plan;

(e) Change the class of persons eligible to be Participants; or

(f) Increase the limits in Section 4.

In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided, however, that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

13.3 Termination Date. This Plan shall remain available for the grant of Awards until April 10, 2020, which is ten (10) years following the date the Plan was approved by the Board of Directors, or such earlier date as the Board of Directors may determine (the “Termination Date”). The termination of the Committee’s authority to grant Awards under the Plan will not affect the continued operation of the terms of the Plan or the Company’s or Participants’ rights and obligations with respect to Awards granted on or prior to such Termination Date, which Awards shall continue in effect beyond the Termination Date in accordance with their terms and the terms and provisions of this Plan.

14.	GENERAL PROVISIONS

14.1 Employment or Service. This Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Participant or to be consideration for, or an inducement to, or a condition of, the employment or engagement of any Participant by the Company. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Participant any right to continue in the employment or service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates at any time to terminate the Participant’s employment or other service relationship with the Company or any Affiliate for any reason or no reason.

14.2 Securities Laws. No Shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the Shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, under the requirements of any exchange upon which Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the Shares are being acquired only for investment purposes and only for the account of such Participant and without any current intention to sell or distribute such Shares.

14.3 Unfunded Plan. The adoption of the Plan and any reservation of Shares or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement nor shall the Company or the Committee be deemed to be a trustee of Shares or cash to be awarded under the Plan. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation and, except upon the issuance of Shares pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s Permitted Transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, in order to discharge its obligations under the Plan the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise.

14.4 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other Share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of Share or equity incentive or other compensation or benefit program for employees or directors of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award hereunder shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided to the contrary elsewhere in this Plan or by the terms of any other such plan.

14.5 Liability of the Company. The Company shall not be liable to any Participant or any other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any such Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or any other person due to the receipt, exercise or settlement of any Stock Option or other Award granted under this Plan.

14.6 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and each Participant, each Participant’s executors, administrators and Permitted Transferees and beneficiaries.

14.7 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

14.8 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes eligible, in accordance with the terms of this Plan, to receive Awards hereunder by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

14.9 Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of California and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

14.10 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.11 Headings and References to this Plan. The Section, subsection and paragraph headings in this Plan are for convenience of reference only and shall not affect the interpretation, construction or application of the provisions of this Plan. Unless the context indicates otherwise, the terms “herein”, “hereof”, “hereinafter”, “hereto” and “hereunder” and similar terms shall refer to this Plan as a whole and not to the specific Section, paragraph or clause where such term may appear.

14.12 No Other Understandings. This Plan supersedes any prior understandings or agreements (written or oral) that may be asserted to exist between the Company or any of its Affiliates, on the one hand, and any other person, including any person that may be eligible to be or become a Participant under this Plan, on the other hand, relating in any way to the Plan or the grant of any Awards pursuant to the Plan.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by the Internet or telephone must be

received by 1:00 a.m., Central Time, on May 25, 2010.

Vote by Internet

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Follow the steps outlined on the secured website.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

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Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG PERFORATION, DETACH AND RETURN THE BOTTON PORTION IN THE ENCLOSED ENVELOPE.

A. Proposals — The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposal 2.

1. Election of Directors 01 - George H. Wells 02 - Raymond E. Dellerba 03 - Warren T. Finley

04 - Matthew F. Schafnitz 05 - John Thomas M.D. 06 - Gary M. Williams

07 - George L. Argyros 08 - Andrew M. Phillips. 09 - Gordon C. Rausser, Phd.

Mark here to vote

FOR all nominees Mark here to WITHHOLD

vote from all nominees For All EXCEPT — To withhold authority for any nominees(s), write the names of such nominee(s) below

For Against Abstain

2. APPROVAL OF 2010 EQUITY INCENTIVE PLAN

IN THEIR DISCRETION , ON ANY OTHER BUSINESS WHICH

PROPERLY COMES BEFORE THE MEETING OR ANY

ADJOURNMENT OR POSTPONEMENT THEREOF

B. Non-Voting Items

Change of Address Please print new address below

C. Authorized Signatures — This Section must be completed for your vote to be counted — Date and Sign Below

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in fiduciary capacities should state their titles as such.

Date (mm/dd/yyyy) — Please print date here. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE

PLEASE FOLD ALONG PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — PACIFIC MERCANTILE BANCORP

ANNUAL MEETING OF SHAREHOLDERS — May 25, 2010

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby revokes all previously granted proxies of the undersigned with respect to the shares of Common Stock of Pacific Mercantile Bancorp which the undersigned is entitled to vote; and hereby appoints George H. Wells, Raymond E. Dellerba and Warren T. Finley, and each of them individually, with full power of substitution, as the attorneys and proxies of the undersigned, to represent the undersigned, and to vote as indicated herein all the shares of Common Stock of Pacific Mercantile Bancorp which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held at the Fairmont Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, on Tuesday, May 25, 2010, at 2:00 P.M. Pacific Time, and at any and all adjournments or postponements of the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION, AS DIRECTORS, OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY AND “FOR” APPROVAL OF THE PACIFIC MERCANTILE BANCORP 2010 EQUITY INCENTIVE PLAN. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD AND TO VOTE ON ALL OTHER MATTERS THAT MAY BE PRESENTED FOR A VOTE OF THE SHAREHOLDERS AT THE ANNUAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

IMPORTANT — PLEASE SIGN AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY